UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission (only as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement
☐	Definitive Additional Materials

CLOUD SECURITY CORPORATION
(Name of Registrant Specified In Its Charter)

(Name of Person(s) Filing Information Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with Preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.
(3) Filing Party:

Date Filed: January 2, 2015

CLOUD SECURITY CORPORATION

4590 MacArthur Boulevard, Suite 500

Newport Beach, CA 92660

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

January 2, 2015

To the Stockholders of CLOUD SECURITY CORPORATION:

NOTICE IS HEREBY GIVEN, that the holders of the outstanding shares of the common stock (“Common Stock”) of Cloud Security Corporation (“Company”) who, in the aggregate, hold a majority of the voting power of all shares of the Company’s common stock entitled to vote have, by written consent in lieu of a special meeting of the Company’s stockholders on December 8, 2014, approved of the following action (“Action”):

(1) Effecting a one-for-one hundred (1:100) reverse stock split of the Company’s issued and outstanding Common Stock.

The cost of furnishing this Information Statement will be borne by us.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Your vote is not required to approve the foregoing action, and the enclosed Information Statement is not a request for your vote or a proxy. The accompanying information statement is furnished only to inform stockholders of the Action taken by written consent described above before they take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.  This Information Statement is first being mailed to you on or about January 2, 2015, and we anticipate an effective date of the Action to be January 22, 2015, or as soon thereafter as practicable in accordance with applicable law, including the Nevada Revised Statutes.  No dissenters’ rights are afforded to our stockholders under the Nevada Revised Statutes in connection with the Action described more fully below.

This Notice and the attached Information Statement are being sent to you for informational purposes only, and you are not being asked to take any action with respect to the Action.

By Order of the Board of
Directors,

By: /s/ Safa Movassaghi
Safa Movassaghi
Chief Executive Officer and Member of the Board of Directors

DEFINITIVE INFORMATION STATEMENT

CLOUD SECURITY CORPORATION

a Nevada corporation

4590 MacArthur Boulevard, Suite 500

Newport Beach, CA 92660

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL INFORMATION

This Information Statement (“Information Statement”) has been filed with the United States Securities and Exchange Commission (“SEC”) pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and is being furnished to the holders of the outstanding shares of common stock (par value $0.001) of Cloud Security Corporation, a Nevada corporation (“Company,” “we,” “us,” “our,” or similar terms). Effective December 8, 2014, pursuant to Section 78.320 of the Nevada Revised Statutes, the Company received, by written consent in lieu of a meeting, the approval of stockholders holding 60,000,000 shares of Common Stock, which represents 58.1% of the total possible vote authorizing the following action (“Action”):

(1) Effecting a one-for-one hundred (1:100) reverse stock split of the Company’s issued and outstanding Common Stock.

Stockholders holding an aggregate of 58.1% of the voting power of the Company as of December 8, 2014, with 60,000,000 shares of our outstanding common stock (“Common Stock”), with a power of one vote per share, have executed written consent resolutions approving the Action. A total of 103,295,586 shares of Common Stock were outstanding as of December 8, 2014.

As our stockholders holding a majority of the voting power of our outstanding capital stock have already approved of the Action by written consent, we are not seeking approval for the Action from any of our remaining stockholders, nor will they be given an opportunity to vote on the Action.  All necessary corporate approvals have been obtained, and this Information Statement is being furnished solely for the purpose of providing advance notice to our stockholders of the Action, as required by the Exchange Act.

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.  We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our common stock.

Under Section 14(c) of the Exchange Act and Rule 14c-2 promulgated there under, the Action cannot become effective until 20 days after the date this Information Statement is sent to our stockholders. This Information Statement was mailed to our stockholders on or about January 2, 2015 (“Mailing Date”).  We expect the Action to become effective approximately twenty (20) days after the Mailing Date.  Therefore, the effective date of the Action is expected to be on or about January 22, 2015 (“Effective Date”).

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NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN

CONNECTION WITH THIS INFORMATION STATEMENT.  WE ARE NOT ASKING

YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE REVERSE STOCK SPLIT

The Company, as authorized by the necessary actions of its board of directors and stockholders, has approved the adoption of a one-for-one hundred reverse stock split whereby record owners of the Company’s Common Stock as of the close of business on the day immediately preceding the Effective Date, shall, on the Effective Date, own one share of Common Stock for every one hundred shares held as of the close of business on the date immediately preceding the Effective Date (the “Reverse Stock Split”). The Reverse Stock Split will become effective on the Effective Date.

  The capital accounts of the Company shall remain unaffected by the Reverse Stock Split and, consequently, upon such Reverse Stock Split, the stated value of the Common Stock will remain the same as before the Reverse Stock Split. The par value of the Common Stock will remain $0.001 per share. Any Common Stock issued pursuant to the Reverse Stock Split will be fully paid and non-assessable. The Reverse Stock Split applies only to the issued and outstanding Common Stock of the Company. There will not be a corresponding split of the authorized shares of Common Stock of the Company.

PROCEDURE FOR EXCHANGE OF STOCK CERTIFICATES

  The Company anticipates that the Reverse Stock Split will become effective the Effective Date. Beginning on the Effective Date, each certificate representing pre-reverse split shares will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.

Our transfer agent, VStock Transfer, LLC, 18 Lafayette Place, Woodmere, New York 11598, Phone: (212) 828-8436, Fax: (646) 536-3179, will act as exchange agent for purposes of implementing the exchange of stock certificates. We refer to such person as the "exchange agent." Holders of pre-reverse split shares are asked to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares in accordance with the procedures set forth in the letter of transmittal enclosed with this Information Statement. No new certificates will be issued to a stockholder until that stockholder has surrendered the stockholder's outstanding certificate(s).

FRACTIONAL SHARES

We will not issue fractional certificates for post-reverse split shares in connection with the Reverse Split. The Company will round up to the nearest whole share in connection with the Reverse Split. If the fractional share is below 0.5, round down to the nearest whole number. All stockholders will receive at least one share.

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STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

PURPOSE AND EFFECT OF THE REVERSE STOCK SPLIT

On December 8, 2014, the Company entered into a Stock Purchase Agreement (the “Agreement”) with Goldenrise Development, Inc., a California corporation (“Goldenrise”). At the Agreement’s closing, the Company must sell and Goldenrise will acquire 12,000,000 shares (the “Shares”) of the Company’s common stock which will be equal to approximately 92% of the Company’s outstanding shares following the Reverse Split. This agreement will result in a change in control of the Company.

The board of directors also believes the Reverse Stock Split is desirable for several reasons. The Reverse Stock Split should enhance the acceptability of the Common Stock by institutional investors, the financial community and the investing public. The Board also believes that the proposed Reverse Stock Split may result in a broader market for the Common Stock than that which currently exists. The expected increased price level may encourage interest and trading in the Common Stock and possibly promote greater liquidity for the Company’s stockholders, although such liquidity could be adversely affected by the reduced number of shares of Common Stock outstanding after the Reverse Stock Split.

   There can be no assurance that any or all of these effects will occur; including, without limitation, that the market price per share of Common Stock after the Reverse Stock Split will be equal to the applicable multiple of the market price per share of Common Stock before the Reverse Stock Split, or that such price will either exceed or remain in excess of the current market price. Further, there is no assurance that the market for the Common Stock will be improved. Stockholders should note that the Board cannot predict what effect the Reverse Stock Split will have on the market for, or market price of, the Common Stock.

 The par value of the Common Stock will remain at $0.001 per share following the Reverse Stock Split, the number of authorized shares of the Common Stock will remain at 190,000,000 and the number of shares of the Common Stock issued and outstanding will be reduced. As a consequence, the aggregate par value of the outstanding Common Stock will be reduced, while the aggregate capital in excess of par value attributable to the outstanding Common Stock for statutory and accounting purposes will be correspondingly increased. The Reverse Stock Split will not affect the Company’s total stockholder equity. All share and per share information would be retroactively adjusted following the Effective Date to reflect the Reverse Stock Split for all periods presented in future filings.

ISSUANCE OF SECURITIES TO GOLDENRISE

As discussed above, on December 8, 2014, the Company entered into a Stock Purchase Agreement with Goldenrise. The Purpose of this Agreement is to accelerate development of its existing mobile security platform and search for acquisition targets to increase shareholder value. The Company intends to use Goldenrise's international contacts to assist with this purpose. The main business of the Company will continue to be the development of its proprietary cloud security technology, MyComputerKey, and related cloud computing security software product lines. The Company has entered into a Consulting Agreement with its Chief Executive Officer for a period of six (6) months to ensure this continued development of its existing business. The Company intends to use Goldenrise’s international contacts to assist with the development of its existing business while also seeking out acquisition targets to increase shareholder value. Specific acquisition targets are not yet known at this time.

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Upon the effectiveness of the Reverse Stock Split, the Company will issue 12,000,000 shares of the Company’s Common Stock to Goldenrise (the “Issuance”) which will equate to approximately 92% of the Company’s outstanding Common Stock on a fully-diluted basis immediately following the Issuance. Following the Issuance, the Company will have approximately 13,032,957 shares of Common Stock issued and outstanding. The Issuance will effectuate a change in control of the Company and substantially dilute the percentage ownership interests of current Company stockholders.

In consideration of the Shares, Goldenrise will pay the Company a total of up to $180,000 as follows: (i) $50,000 within 3 business days of the execution of the Agreement; (ii) $50,000 within 3 business days of the filing of the preliminary information statement on the Reverse Split; and (iii) up to $80,000 at the closing. The Company’s current officer and directors will also be required to resign at closing. Goldenrise will designate new management at that time.

Our Common Stock does not provide the right to preemptive, subscription or conversion rights, and there are no redemption or sinking fund provisions or rights.

BENEFICIAL OWNERSHIP OF COMMON STOCK

  The following table sets forth information as of December 8, 2014 with respect to the beneficial ownership (as defined in Rule 13d-3 of the Exchange Act) of the Company’s Common Stock by (1) each director of the Company, (2) the Named Executive Officers of the Company, (3) each person or group of persons known by the Company to be the beneficial owner of greater than 5% of the Company’s outstanding Common Stock, and (4) all directors and officers of the Company as a group:

	Amount of Beneficial Ownership of Shares	Percentage of Common Stock Outstanding(3)
Name and Address of Beneficial Owner(1)(2)
Safa Movassaghi(4)	60,000,000	58.1%
Ira Lebovic (5)	200,000	*
All Directors and Officers as a Group	60,200,000	58.3%

 ________________________________

(1)	Except as otherwise noted, the address of each of these persons is c/o the Company at 4590 MacArthur Boulevard, Suite 500, Newport Beach, CA 92660.
(2)	Unless otherwise noted, all persons named in the table have sole voting and dispositive power with respect to all Common Stock beneficially owned by them.
(3)	The percentage of class is calculated pursuant to Rule 13d-3(d) of the Exchange Act.
(4)	Mr. Movassaghi is the Chief Executive Officer, Chief Financial Officer and Secretary of the Company and Chairman of the Board of Directors.
(5)	Member of the Board of Directors of the Company.

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FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

 The Company will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. The Company, however, believes that the Reverse Stock Split will have, among others, the following material federal income tax effects:

1.    A stockholder will not recognize gain or loss on the exchange of Common Stock as a result of the Reverse Stock Split. In the aggregate, the stockholder’s basis in shares of New Common Stock (including any fractional share deemed received) will equal his or her basis in shares of Old Common Stock.

2.    A stockholder’s holding period for tax purposes for shares of Common Stock will be the same as the holding period for tax purposes of the shares of Common Stock exchanged therefor as a result of the Reverse Stock Split.

3.    The Reverse Stock Split will constitute a reorganization within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended, or will otherwise qualify for general nonrecognition treatment, and the Company will not recognize any gain or loss as a result of the Reverse Stock Split.

 The above summary does not discuss any state, local, foreign or other tax consequences. The summary is for general information only and does not discuss consequences which may apply to special classes of taxpayers. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder.

ACCORDINGLY, STOCKHOLDERS ARE URGED TO CONSULT WITH THEIR TAX ADVISERS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING THE FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES AND OF POTENTIAL CHANGES IN APPLICABLE TAX LAWS.

FORWARD-LOOKING STATEMENTS

CERTAIN STATEMENTS IN THIS INFORMATION STATEMENT MAY BE DEEMED TO BE FORWARD-LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THE COMPANY INTENDS THAT SUCH FORWARD-LOOKING STATEMENTS BE SUBJECT TO THE “SAFE-HARBOR” PROVISIONS OF THAT ACT. FORWARD-LOOKING STATEMENTS REGARDING ECONOMIC CONDITIONS, EFFECTS OF CORPORATE INITIATIVES (INCLUDING THE REVERSE STOCK SPLIT DISCUSSED HEREIN), FUTURE PROFITABILITY, PROJECTIONS, FUTURE REVENUE OPPORTUNITIES, AND THEIR IMPACT ON THE COMPANY, ARE FORWARD-LOOKING STATEMENTS AND NOT HISTORICAL FACTS. THESE STATEMENTS ARE ESTIMATES OR PROJECTIONS INVOLVING NUMEROUS RISKS OR UNCERTAINTIES, INCLUDING BUT NOT LIMITED TO, FLUCTUATIONS IN GENERAL ECONOMIC CONDITIONS, POTENTIAL STOCK TRANSACTIONS, THE EFFECT OF STOCK SPLITS ON MARKET PERFORMANCE, AND CHANGES IN POLICIES BY REGULATORY AGENCIES. THESE FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE HEREOF. ACTUAL RESULTS OR EVENTS COULD DIFFER MATERIALLY FROM THOSE DISCUSSED IN THE FORWARD-LOOKING STATEMENTS THE COMPANY CAUTIONS READERS NOT TO PLACE UNDUE RELIANCE ON ANY SUCH FORWARD-LOOKING STATEMENTS. THE COMPANY EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENTS CONTAINED HEREIN TO REFLECT ANY CHANGE IN THE COMPANY’S EXPECTATIONS WITH REGARD THERETO OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED. FOR ADDITIONAL FACTORS THAT CAN AFFECT THESE FORWARD-LOOKING STATEMENTS, SEE “RISK FACTORS” ON PAGE 9 OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE PERIOD ENDING FEBRUARY 28, 2014.

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INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director, executive officer or any other person has any substantial interest, direct or indirect, in the Action.

NO DISSENTERS’ RIGHTS

Under the Nevada Revised Statutes, our dissenting stockholders are not entitled to appraisal rights with respect to the Action, and we will not independently provide our stockholders with any such right.

SOLICITATION COSTS

We will bear the costs of preparing, assembling and mailing the Information Statement in connection with the Action.  Arrangements may be made with banks, brokerage houses and other institutions, nominees and fiduciaries, to forward the Information Statement to beneficial owners.  We will, upon request, reimburse those persons and entities for expenses incurred in forwarding this Information Statement to our stockholders.

POTENTIAL ANTI-TAKEOVER EFFECTS OF REVERSE STOCK SPLIT

Release No. 34-15230 of the staff of the Securities and Exchange Commission requires disclosure and discussion of the effects of any proposal that may be used as an anti-takeover device. Although the Company has no intent or plan to employ the additional unissued authorized shares as an anti-takeover device, it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders. For example, shares of authorized and unissued common stock could (within the limits imposed by applicable law) be issued in one or more transactions that would discourage persons from attempting to gain control of the Company, by diluting the voting power of shares then outstanding. Similarly, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Each of these, together with other anti-takeover provisions in our charter documents (as discussed below) and provided by Nevada law, could potentially limit the opportunity for the Company’s stockholders to dispose of their stock at a premium. These provisions may have the effect of deterring hostile takeovers or delaying changes in the Company’s control or management.

6

As indicated above, the purpose of the Reverse Stock Split is to (i) comply with the requirements to issue shares under the Stock Purchase Agreement with Goldenrise; and (ii) to ensure that we have sufficient authorized capital to undertake any additional equity financings or acquisitions that the Company may wish to enter into in the future. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing shareholders, management believes that such transactions would increase the value of the Company to its shareholders.

The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this action is not being adopted to deter any effort to obtain control of our company and is not being adopted as an anti-takeover measure.  We have no arrangements, agreements, or understandings in place at the present time for the issuance or use of any additional shares of common stock to be authorized by the Reverse Stock Split except as otherwise discussed herein.

Undesignated Preferred Stock

Our charter documents currently authorize the issuance of up to 10,000,000 shares of preferred stock with such designations, rights and preferences as may be determined from time to time by our Board. Our Board can also fix the number of shares constituting a series of preferred stock, without any further vote or action by the Company’s stockholders. The issuance of undesignated preferred stock with voting, conversion or other rights or preferences, while providing flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of (i) delaying or preventing a change in control, (ii) causing the market price of the Common Stock to decline, (iii) impairing the voting power and other rights of the holders of the Common Stock, or (iv) could result in a significant dilution of the voting rights and the stockholders' equity, of then existing shareholders.

No Cumulative Voting

Our charter documents do not provide for cumulative voting in the election of directors. The combination of the present ownership by a few stockholders of a significant portion of the Company’s voting capital stock and lack of cumulative voting makes it more difficult for other stockholders to replace the members of the Board or for another party to obtain control of the Company by replacing our Board.

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DOCUMENTS INCORPORATED BY REFERENCE

The following documents as filed with the Commission by the Company are incorporated herein by reference:

1.	Annual Report on Form 10-K for the fiscal year ended February 28, 2014 filed on June 13, 2014 and attached hereto as Exhibit A.

2.	Periodic Report on Form 10-Q for the quarter ended August 31, 2014 filed on October 20, 2014 and attached hereto as Exhibit B.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the Exchange Act and are required to file reports, proxy statements and other information with the SEC regarding our business, financial condition and other matters pursuant to and in accordance with the Exchange Act.  You may read and copy the reports, proxy statements and other information filed by us at the public reference facilities maintained by the SEC at 100 F Street, NE, Room 1580, Washington, DC 20549.  Please call the SEC at 1-800-SEC-0330 for additional information about the public reference facilities.  The reports, proxy statements and other information filed with the SEC are also available to the public over the internet at http://www.sec.gov, the internet website of the SEC.  All inquiries regarding our Company should be addressed to our corporate counsel at Adli Law Group, P.C., Attn: Bernard Jasper, Esq., 444 South Flower Street, Suite 1750, Los Angeles, California 90071.

BY ORDER OF THE COMPANY’S BOARD OF DIRECTORS

By:	/s/ Safa Movassaghi
Safa Movassaghi
Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Member of the Board of Directors

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Exhibit A

WASHINGTON, D.C.  20549

FORM 10-K

(Mark One)

☒  ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended February 28, 2014

☐          TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ___________ to _____________

Commission File Number 000-54440

CLOUD SECURITY CORPORATION
 (Exact name of registrant as specified in its charter)

Nevada	27-4479356
State or other jurisdiction of incorporation or organization	(I.R.S. Employer Identification No.)

4590 MacArthur Blvd, Suite 500
Newport Beach, CA 92660
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (866) 250-2999

Securities registered pursuant to Section 12(b) of the Act:   None.

Securities registered pursuant to Section 12(g) of the Act:   Common Stock, par value $0.001 per share

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. ☐ Yes     ☒ No

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or 15(d) of the Act: ☐ Yes     ☒ No

Indicate by check mark whether the registrant(1) has filed all reports required by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 day. ☒ Yes     ☐ No

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). ☒ Yes     ☐ No

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulations S-K is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy ir information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 if the Exchange Act.

Large accelerated filter	☐		Accelerated filter	☐

Non-accelerated filter	☐	(Do not check if a smaller reporting company)	Smaller reporting company	☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act.  Yes ☐ No ☒

The aggregate market value of the voting stock held by non-affiliates of the registrant at August 30, 2014 was approximately $10,032,718. The aggregate market value was computed by using the closing price of the common stock as of that date on the Over-the-Counter Bulletin Board (“OTCBB”) or the OTC Markets. (For purposes of calculating this amount only, all directors and executive officers of the registrant have been treated as affiliates.)

As of June 12, 2014, 100,670,586 shares of our common stock were issued and outstanding.

Documents Incorporated by Reference: None.

CERTIFICATION PURSUANT TO SECTION 302 (A) OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

PART I

ITEM 1. DESCRIPTION OF BUSINESS

History and Organization

Cloud Security Corporation f/k/a Cloud Star Corporation ("we", "us", "our", “Cloud Security” the “Company" or the "Registrant") was organized December 20, 2010 under the laws of the State of Nevada, as Accend Media.

On or about May 22, 2012, Accend Media, and Cloud Star Corporation, a privately-held Nevada corporation headquartered in California formed in November 2011, entered into an Acquisition Agreement and Plan of Merger under which Cloud Star Corporation was merged into Accend Media.

Prior to the merger, Accend Media effectuated a five-for-one forward stock split on May 7, 2012. We changed our corporate name to Cloud Star Corporation upon closing of the merger. On May 28, 2013, we changed our corporate name to Cloud Security Corporation.  We are a development stage security and information access technology software company that delivers immediate information with ease and secure access to computer desktops and other consumer electronic devices from remote locations.

Our flagship product, MyComputerKeyTM is a proprietary, patent-pending technology that provides a secure multi-factor validation and authentication system for cloud-based infrastructures and protects data accessed from remote locations worldwide.  We have completed Phase 1 (version 3) of this product and are continuing our beta tests.  Additional capital is required in order to acquire the source code developed by the third party developers retained to complete the project.  Management is currently in negotiations with these developers to resolve and restructure the original contract.  Our next phase for this product will be to complete the front-end gui design prior to release.  We also intend to develop an APP version of this product for mobile devices (MyMobileKey) and tablets (MyTabletKey).

We currently employ 1 person, our President and Chief Executive Officer. Our executive offices are located at 4590 MacArthur Blvd., Suite 500, Newport Beach, CA 92660. Our telephone number is (949) 441-6668 and our Internet address is www.cloudsecuritycorporation.com.

Business of Issuer

We are in development to be an information technology services and software company that delivers immediate, easy and secure access to computer desktops and other consumer electron devices from remote locations.

Overview

MyComputerKey

Our flagship product, MyComputerKeyTM is a proprietary, patent-pending technology that provides a secure multi-factor validation and authentication system for cloud-based infrastructures and protects data accessed from remote locations worldwide. The product is a custom-designed USB keycard programmed to connect via the Internet to users' desktop or server seamlessly after user and keycard authentication, which provides the user immediate access to files, personalized environments, data, programs and applications. We intend to release an APP product for mobile devices and tablets with the same functionality as the USB keycard.  Said differently, MyComputerKeyTM  provides a security lawyer for accessing information between two devices (i.e. a user’s base computer and remote computer in that it requires authentication of both the user and the keycard before allowing access to information.   Our product works seamlessly with remote desktop software.  Working models were manufactured and a successful beta test was completed with the employees from three corporations.

Key Advantages MyComputerKeyTM

•	Provides secure authentication prior to accesses of a User’s same, consistent and familiar desktop where all of their customized and personal applications and files reside

•	No need for software installation on the remote computer and customization—just plug-in MyComputerKeyTM

•	Enhances compliance, and audit capabilities, of Risk Management and Legal

There is an encryption between the host and remote computer as well as a paring feature between the connecting devices. Our patent pending infrastructure is being designed to ensure that the pairing of devices (i.e. host and remote computers) is verified.  In addition, the product will monitor any interruptions between the devices and will immediately terminate the connection upon such interruption to prevent unauthorized information transmission.

All information is stored on basis of expiration therefore avoiding an unauthorized access or codes between the connecting computers.

MyComputerKey also includes our own connection software that provides the actual connection between the user’s desktop and the host computer the user is using to connect. This software is fully supportive in all Microsoft ™ based computers with quick installation and full security and protection for the computer.  We are also currently developing an APP version this product for mobile devices and tablets and versions to be compatible with Mac and Apple operating systems.

Other Products and Services

In connection with our prior joint venture with App Ventures, we have created a new product to be called AppSecure.   AppSecure is a sensor technology with a secure communication framework that detects web-based attacks on web Apps and websites.  The technology will monitor the security of an app or a website.  This technology has been designed to identify and thwart cyber attacks in real time instead of after the fact.  Concurrent with termination of the joint venture, App Ventures  granted us exclusive right to distribute, market, sell and promote all AppVentures sensor technology products with a secure communication framework that detects web-based attached on web apps and websites under the “App Fence” and AppSecure” brand name

We are also focusing on integrating security software to our MyComputerKey product, as well as other features in an effort to expand our product offerings.  We recently filed another patent application related to cloud computing security and we intend to expand our cloud computing security product line in addition to other types of internet security.

Goals and Objectives

Our goal is to become a provider of customizable, secure, multi-factor validation and authentication systems.

To do so, it will aggressively pursue the following objectives:

•	Raise capital

•	Complete product design

•	Initiate a direct marketing campaign

•	Establish strategic alliances with key channel partners

•	Establish a recognized position in the market

•	Protect and expand its intellectual property

•	Introduce new products and product upgrades

The discussion that follows conveys these objectives.

For business users, a new version of the key has been designed that allows the user's information technology (“IT”) department to set the security parameters appropriate to the database to be protected. The modifications consist of creating a user friendly "dashboard" to make it easier for the customer to set up the system and create customized features and tokens—as well as de-activate keys in the event they are lost or stolen. This business-to-business sector is more competitive. In order to competitively differentiate itself, we plan to develop strategic partnerships to build its market share of the less competitive retail market. Management expects that users will find the following characteristics very appealing:

•	Our USB keycard is 100% independent and self-contained—no software downloads, configurations, or synchronizations are required on the remote computer.

•	Vaious user-specific authentication, memory, or pre-set protocol access codes can be programmed into this solid-state hardware.

•	This technology is user-specific, allows information flow tracking, and can be used to access any pre-determined database, application, file or user-selected desktop that is cloud based.

•
This technology works universally on both Apple and PC systems. In addition, once the respective user has finished with the cloud access, there is no trace on the remote computer that the base computer has used. This is particularly important when using public computers while travelling.

Sales Strategy

While virtual USBs have been on the market for several years, to date, management is not aware of any company who has targeted the mass consumer. Rather, providers have focused on IT professionals, most likely due to the perceived complexity of virtualization and security issues. We have simplified the process and through an integrated marketing approach, we advertise this simplicity to general consumers for a variety of applications. The sales strategy is to offer a product that is easy to use and utilizes plug and play technology. We intend to implement this very simple sales strategy. We plan to market and sell our future product through several partners on a distribution level relationship.

Through a combination of online marketing, radio and television, consumers are driven to the website where they can complete a 100% automated purchase. We plan to provide support though phone sales and telephone call-in technical support. MyComputerKey is a high margin product so we are able to outsource its fulfillment and customer support while still driving a high margin on all sales. We believe this will allow us to focus on product development and developing marketing strategies with its channel partners.

We plan to market a new version key with enhanced security to businesses, government and educational entities that (i) have a mobile workforce (ii) currently utilize the cloud to increase the effectiveness and reduce costs associated with providing information technology to its employees, customers and suppliers and (iii) entities that are considering doing so but have been reluctant to do so because of security concerns. The market potential for our products encompasses several market segments, including healthcare facilities, government, media and telecom, manufacturing, educational facilities, consulting, legal and accounting and aerospace and defense.

Market Strategy

Our strategy is based on three target markets: (i) Direct-to-Consumer; (ii) Retail; and (iii) Business-to-Business (B2B)—including enterprise and the small and medium-size business market (SMB). The product is the same for each market segment.

Direct-to-Consumer (DTC)

We believe the internet is the cornerstone to our marketing effort. We estimate a substantial amount of our sales will come from the internet and believes that up to $0.50 of every dollar spent on marketing will drive consumers online to compare, research, sample and buy.

The internet strategy will focus on driving traffic (consumers) to offer pages by means of a series of internet marketing platforms including banners, sponsored links, social bookmarking, blogs, surveys etc. Additionally, we will focus on affiliate marketing roll out with the goal of the aforementioned internet marketing strategy to ultimately create an affiliate network.

Television

We believe that it is not one tool or media platform that is the answer, but the right mix of media and relevant content delivered real-time. After we have all our infrastructure tested and proven, we plan to test direct-response television with 30, 60 and 120 second spots, as well as a possible 30-minute long form infomercial nationally.

There are many companies that focus on TV as a medium and provide an array of services besides production. Some generally participate via revenue share, thus reducing any upfront costs to the advertiser. The key is to research those firms that have experience with similar products, know what sells and when to sell it. In other words, firms that have a good handle on the marketing mix, specifically the target market, how to reach them, and pricing, should be successful.

Retail

We plan to offer MyComputerKey through retail stores by selling a secure access and data protection service. This will involve the same product (a key and a disk to program the key and the computer) where the user could program his or her computer and the key and then have secure access to his computer from any other computer in the world. This would also protect the user from unauthorized access by other who might have access to his computer in his absence. This will require us to set up a cloud service to authenticate the keys.

Traditional Retail – Point of Purchase

We plan to hire a retail team that will work closely with all retail buyers, retail marketing directors and store managers to educate their employees and customers about the benefits of MyComputerKey.

Point-of- Purchase (“POP”) is not just displays, but a wider variety of printed material that communicates the products message at the point of purchase. Besides floor stands, wing racks, and counter unit displays, there are shelf talkers, product hang tags, shelf signage, ceiling signage, inflatable signage, in-store blimps, video end-caps, check out signage, window banners, in-store flyers, table tents and informational pamphlets, all vying for the attention of the time starved consumer who views close to 1,000 items per minute during their 24 minute shopping trip.

We plan to employ a "PUSH" – "PULL" promotional & advertising strategy when building brand awareness, generating trial/sampling purchases and gaining distribution of MyComputerKey. Our three stage "go-to-market" approach will first educate the consumer about the product through a direct response advertising and marketing initiatives, then make the product readily available with direct distribution and finally implement programs to motivate consumers to buy MyComputerKey.

"PUSH", or "getting the product on the shelf", provides the programs necessary to gain distribution and secure product placement on limited retailer shelves. It consists of customer marketing funds (CMF) designed to support the customer's best promotional and consumption building vehicles as well as employee incentive and training programs while providing materials that clearly communicate MyComputerKey's unique selling points. These materials consist of a variety of "communication messages", including those listed above as well as shelf signs, neck hangers, window banners, floor displays with header cards, table tents and possibly logo apparel.

"PULL", or getting the product "off the shelf" and into the hands of consumers, answers the biggest question posed by on-premise and off-premise buyers; "What are you doing to drive consumers into my store to purchase your product?" Pull programs are designed to entice the customer and educate the consumer while motivating them to sell or purchase our product. Various Pull programs include advertising directed towards the consumer (print, radio, TV, internet, direct mail, etc), instant redeemable or mail-in coupons, mail-in money back rebates, retailer loyalty programs, co-branding with complementary products and wet sampling events.

The key strategy for MyComputerKey's growth is to understand consumer and channel member needs in order to satisfy them. In addition, focus communications within channels that meet primary target consumers and increase brand image, superior quality and performance attributes and leverage the brand for strategic product initiatives. Again, we plan to use the above advertising and promotional strategies to drive awareness, trials and new usage.

Business to Business (B2B)

The business to business market consists of large businesses, educational or government entities. These entities utilize private, public or hybrid clouds and will have an infrastructure in place, complete with firewalls and other security systems. They also have an IT organization to operate and maintain the company's computer systems, networks and data on behalf of the company. The IT organization generally will be headed by a CIO or IT Director. Although the CIO's recommendations will generally be reviewed and approved by the CEO, the CIO or IT Director will be the primary decision maker with respect to IT matters.

We believe that in the enterprise market, CIOs are looking for solutions, not technology. They typically have a staff of IT experts to evaluate technology. Selling in the enterprise market requires enough industry and company expertise to understand specific problems for which a CIO is seeking solutions. For these reasons, a successful market entry strategy in the enterprise market needs to be focused on selected vertical market segments, primarily in the professional service and medical practice sectors.

Small and medium size businesses may use the cloud for limited purposes, such as Gmail or Office 365, but may not yet maintain their data and other programs in the cloud. These companies may want to take advantage of the opportunities offered by the cloud, but may not yet have the infrastructure to do so. They may also have security concerns about using the cloud, particularly with a mobile workforce. Attractive initial markets will include financial, legal, medical and educational institutions.

Pricing

For our consumer product, we plan to bundle the MyComputerKey product with a subscription for remote desktop access software.  Initial pricing for the basic key is $ 49.99, which includes the USB unit and the first year's subscription to the hosting service. In conjunction with the product launch, we plan to experiment with different offers, such as:

•	Simultaneous purchase of 2nd unit and subscription at 50% off

•	Bundled annual subscriptions, for example:	One year = $ 49.99;
Two year = $ 69.99;
Three year = $ 79.99

•	Free 30-day trial with automatic billing on the 31st day unless cancelled

Intellectual Property

We plan to rely on a combination of trademark, copyright, trade secret and patent laws in the United States as well as confidentiality procedures and contractual provisions to protect our proprietary technology and our brand. We plan also to rely on copyright laws to protect any future computer programs and our proprietary databases.  We currently own all rights and patents associated with the Invention titled “Apparatus Systems and Methods for Virtual Desktop Access and Management” described under patent application (U.S. Serial Number  13/173220) for systems and methods for accessing and managing a computer desktop and with the Invention titled “System and Methods for One-Time Password Generation on a Mobile Computing Device” described under patent application (U.S. Serial Number 61/832534) for process and methods of for one-time password on mobile computing devices rel. We are currently in the process of recording a formal notice of assignment related to these inventions/patent applications with the United States Patent and Trademark Office.

From time to time, we may encounter disputes over rights and obligations concerning intellectual property. Also, the efforts management has taken to protect its proprietary rights may not be sufficient or effective. Any significant impairment of our intellectual property rights could harm the business, the brand and reputation, and the ability to compete. Also, protecting our intellectual property rights could be costly and time consuming.

Employees

We currently have one employee, our President and Chief Executive Officer. We utilize independent contractors on a part-time/as needed basis to assist in its development activities, marketing, and financial and accounting support.

Fiscal 2013 and First Quarter 2014 Developments

Completion of Phase I (Version 3) for MyComputerKey.  We completed Phase 1 (Version 3) of the MyComputerKey product in the year ended February 28, 2014 and are continuing our beta test for such product.  Additional capital is required in order to acquire the source code developed by the third party developers retained to complete the project. We are currently in negotiations with these developers to resolve and restructure the original contract.

Expiration of Slice Networks LLC.  On October 29, 2013, we announced the execution of a letter of intent to acquire Slice Networks LLC.  During the course of our due diligence, management determined that this acquisition would not be in the best interest of the Company or its stockholders and allowed the letter of intent to expire without consummation of an acquisition

Abandonment of Financing Term Sheet.  On September 13, 2013, we announced a pending financing with Kodiak Capital LLC for a $2 million equity line of credit.  This financing was subject to, among other things, execution of definitive agreements and filing of a registration statement on Form S-1.  These conditions have not yet occurred.  We determined that due to a number of factors, including our current stock price and lack of liquidity and trading activity in the public market that this financing is not in the best interest of the Company and its stockholders at this time.  We are continuing to explore additional financing options.  We incurred costs of $174,190 in cash and stock, which we expensed in fiscal 2014 since we abandoned the capital raise.

Transfer Agreement.  On December 3, 2013, we entered into a Transfer Agreement with App Ventures Ltd. under which App Ventures agreed to transfer all of its right, title and interest in and to that certain patent application (U.S. Serial Number 61/832.534) titled “System and Methods for One-Time Password Generation on a Mobile Computing Device” for process and methods for one-time password generation on mobile computing devices (the “Patent’) as such Patent was considered “joint technology” under the JV Agreement (as defined below).   The agreement closed on February 28, 2014.  At closing, the JV Agreement was terminated.  In consideration of this transfer, we issued App Ventures 1 million shares of our common stock valued at $80,000 which was charged to research and development expense.

Distribution Agreement.  On December 3, 2013, we entered into a Distribution Agreement with App Ventures, Ltd. pursuant to which App Ventures granted us the exclusive right to distribute, market, sell and promote all AppVentures sensor technology products with a secure communication framework that detects web-based attached on web apps and websites under the “App Fence” and AppSecure” brand name.  In consideration of the exclusive distribution right for the Product, we paid App Ventures an up-front distribution fee of 500,000 shares of our common stock on February 28, 2014 valued at $40,000 and charged to marketing and distribution expense.

Consulting Agreement.  On December 3, 2013, we entered into a consulting agreement with Kerry Singh under which we retained Mr. Singh to provide business development services in the area of marketing software solutions for web application security and mobile security.  The agreement is for a term of one-year and contains a two-year non-compete and non-solicitation provisions.  In consideration of Mr. Singh’s services, we issued him 500,000 shares of our common stock, which shares were issued on February 28, 2014, valued at $70,000, and charged to research and development expense.

Chief Technical Advisor.On March 29, 2013, we into an agreement with Wee Kai Ng for the position of Contract Chief Technical Advisor (“Contract CTA”) for the term of one (1) year. The Contract CTA will advise and assist in the development of our technologies and products, including development of version 3 of MyComputerKey. During the period commencing on the Commencement Date, we shall pay Contract CTA as compensation for services to us $2,500 per month due on the 1st day of each calendar month. In addition, we agreed to issue the Contract CTA equity in the form of either stock option or common stock (at our discretion). The proposed schedule of equity  to be issued will be 50,000 shares/options on April 1, 2013, 75,000 shares/options on May 1, 2013, 125,000 shares/options on July 1, 2013, 125,000 shares/options on October 1, 2013 and 125,000 shares/options on January 1, 2014.  Wee Kai resigned effective November 1, 2013. Accordingly, 375,000 shares of common stock vested upon the dates of completion of performance, were valued at $298,500 in the aggregate and charged to research and development expense.  The shares are reflected as outstanding in our financial statements although certificates for such shares have not yet been issued.

Joint Venture.  On March 1, 2013, we entered into Joint Venture Agreement/Development and Collaboration Agreement (the "JV Agreement") with App Ventures LTD (“App Ventures”), a Hong Kong Private Limited Liability Company, to jointly develop and market a software product for the field of mobile security for an indefinite term until the project is completed. The agreement provides for sharing revenues generated based on a determination of the value of the combined technology, whereby we would derive 25% to 75% of the benefit, by a select committee.  This JV Agreement was terminated in February 2014 upon closing of the Transfer Agreement described above.

Where You Can Find More Information

We are required to file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). These filings are not deemed to be incorporated by reference into this report. You may read and copy any documents filed by us at the Public Reference Room of the SEC, 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Our filings with the SEC are also available to the public through the SEC’s website at http://www.sec.gov.

ITEM 1A.  RISK FACTORS

WE HAVE A LIMITED OPERATING HISTORY.

We have a limited operating history and is considered a developmental stage company. Prospective investors should be aware of the difficulties encountered by such new enterprises, as management faces all of the risks inherent in any new business and especially with a developmental stage company. These risks include, but are not limited to, competition, the absence of an operating history, the need for additional working capital, and the possible inability to adapt to various economic changes inherent in a market economy. The likelihood of our success must be considered in light of these problems, expenses that are frequently incurred in the operation of a new business and the competitive environment in which we will be operating.

IF OUR BUSINESS PLAN IS NOT SUCCESSFUL, THERE IS SUBSTANTIAL DOUBT THAT WE MAY BE UNABLE TO CONTINUE OPERATIONS AS A GOING CONCERN AND ITS STOCKHOLDERS MAY LOSE THEIR ENTIRE INVESTMENT.

We are a development-stage company with no operating revenues to date. As discussed in the Notes to the Financial Statements included in this Annual Report, at the end of our reporting period on February 28, 2014, we have incurred net losses of $1,352,926 since Inception.  We currently have limited liquidity, limited access to capital and no revenue generating activities.

These factors raise substantial doubt that we will be able to continue operations as a going concern, and our independent auditors included an explanatory paragraph regarding this uncertainty in their report on the financial statements for the period from inception to February 28, 2014.

Our ability to continue as a going concern is dependent upon raising capital sufficient to meet its obligations as they become due until such time as the Company achieves revenues sufficient to meet its cost structure. There are no assurances that we will be able to raise sufficient capital or that its business plan will be successful. If we cannot continue as a going concern, its stockholders may lose their entire investment.

IT IS DIFFICULT TO EVALUATE THE LIKELIHOOD THAT WE WILL ACHIEVE OR MAINTAIN PROFITABILITY IN THE FUTURE.

We have prepared audited financial statements for the year end for February 28, 2014.  Our ability to continue to operate as a going concern is fully dependent upon obtaining sufficient revenues or financing to continue its development and operational activities. The ability to achieve profitable operations is in direct correlation to our ability to generate revenues or raise sufficient financing. It is important to note that even if the appropriate financing is received, there is no guarantee that we will ever be able to operate profitably or derive any significant revenues from its operations.

WHEN SAFA MOVASSAGHI BECAMEOUR LARGEST SHAREHOLD, IT GAVE HIM THE ABILITY TO CONTROL THE COMPANY WITHOUT OTHER SHAREHOLDERS’ APPROVAL.

Safa Movassaghi is the largest stockholder and beneficially owns and has the right to vote approximately 60% of our outstanding common stock. As a result, it will have the ability to control substantially all matters submitted to the Company’s stockholders for approval including:

a)	election of a board of directors;
b)	removal of any director;
c)	amendment of Articles of Incorporation or bylaws; and
d)	adoption of measures that could delay or prevent a change in control or impede a merger, takeover or other business combination involving the Company.

As a result of this ownership, it has the ability to influence all matters requiring shareholder approval, including the election of directors and approval of significant corporate transactions. In addition, the future prospect of sales of significant amounts of shares held by Safa Movassaghi could affect the market price of its common stock if the marketplace does not orderly adjust to the increase in shares in the market and the value of shareholder investment in the Company may decrease. Our control over the Company’s stock ownership may discourage a potential acquirer from making a tender offer or otherwise attempting to obtain control of the Company, which in turn could reduce the stock price or prevent the stockholders from realizing a premium over the stock price.

ADVERSE DEVELOPMENTS IN GENERAL BUSINESS, ECONOMIC AND POLITICAL CONDITIONS COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FINANCIAL CONDITION AND OUR RESULTS OF OPERATIONS.

Our business and operations are sensitive to general business and economic conditions in the U.S. and worldwide. These conditions include short-term and long-term interest rates, inflation, fluctuations in debt and equity capital markets and the general condition of the U.S. and world economy. A host of factors beyond our control could cause fluctuations in these conditions, including the political environment and acts or threats of war or terrorism. Adverse developments in these general business and economic conditions, including through recession, downturn or otherwise, could have a material adverse effect on our financial condition and our results of operations.

IF WE ARE UNABLE TO CREATE AND MAINTAIN SALES, MARKETING AND DISTRIBUTION CAPABILITIES OR ENTER INTO AGREEMENTS WITH THIRD PARTIES TO PERFORM THOSE FUNCTIONS, WE WILL NOT BE ABLE TO COMMERCIALIZE ITS PRODUCTS.

We currently have no sales, marketing or distribution capabilities. Therefore, to commercialize its products, We expect to collaborate with third parties to perform these functions. We have no experience in developing, training or managing a sales force and will incur substantial additional expenses if it decides to market any of its future products directly. Developing a marketing and sales force is also time consuming and could delay launch of our future products. In addition, we will compete with many companies that currently have extensive and well-funded marketing and sales operations. Our marketing and sales efforts may be unable to compete successfully against these companies. While the product has been beta tested by three companies in the business-to-business market; the mass consumer market, including direct and indirect channels has not been tested.

WE MAY NOT BE ABLE TO MANUFACTURE ITS PLANNED PRODUCTS IN SUFFICIENT QUANTITIES AT AN ACCEPTABLE COST, OR AT ALL, WHICH COULD HARM OUR FUTURE PROSPECTS.

We do not own any manufacturing facilities and intends to contract out its manufacturing needs. Accordingly, if any of its proposed products become available for widespread sale, We may not be able to arrange for the manufacture of such product in sufficient quantities at an acceptable cost, or at all, which could materially adversely affect its future prospects.

OUR  PRODUCTS MAY BECOME OBSOLETE AND UNMARKETABLE IF CLOUD STAR IS UNABLE TO RESPOND ADEQUATELY TO RAPIDLY CHANGING TECHNOLOGY AND CUSTOMER DEMANDS.

Our industry is characterized by rapid changes in technology and customer demands. As a result, our products may quickly become obsolete and unmarketable. Our future success will depend on its ability to adapt to technological advances, anticipate customer demands, develop new products and enhance our current products on a timely and cost-effective basis. Further, our products must remain competitive with those of other companies with substantially greater resources. We may experience technical or other difficulties that could delay or prevent the development, introduction or marketing of new products or enhanced versions of existing products. Also, we may not be able to adapt new or enhanced products to emerging industry standards, and our new products may not be favorably received.

IF OUR PRODUCTS ARE NOT EFFECTIVELY PROTECTED BY VALID, ISSUED PATENTS OR IF CLOUD SECURITY IS NOT OTHERWISE ABLE TO PROTECT ITS PROPRIETARY INFORMATION, IT COULD HARM ITS BUSINESS.

The success of our operations will depend in part on our ability to:

•	obtain any necessary patent protections for its technologies both in the United States and in other countries with substantial markets;

•	defend patents once obtained;

•	maintain trade secrets and operate without infringing upon the patents and proprietary rights of others; and

•
obtain appropriate patents or proprietary rights held by others that are necessary or useful to us in commercializing its technology, both in the United States and in other countries with substantial markets.

In the event we are not able protect its intellectual property and proprietary information, our business will be materially harmed.

WE MAY NOT HAVE ADEQUATE PROTECTION FOR ITS UNPATENTED PROPRIETARY INFORMATION, WHICH COULD ADVERSELY AFFECT ITS COMPETITIVE POSITION.

In addition to any patents that we may apply for in the future, we will substantially rely on trade secrets, know-how, continuing technological innovations opportunities to develop and maintain its competitive position. However, others may independently develop substantially equivalent proprietary information and techniques or otherwise gain access to our trade secrets or disclose our technology. To protect its trade secrets, we may enter into confidentiality agreements with employees, consultants and potential collaborators. However, these agreements may not provide meaningful protection of its trade secrets or adequate remedies in the event of unauthorized use or disclosure of such information. Likewise, our  trade secrets or know-how may become known through other means or be independently discovered by its competitors. Any of these events could prevent us from developing or commercializing its products.

THE INDUSTRY IN WHICH WE OPERATE IS HIGHLY COMPETITIVE, AND COMPETITIVE PRESSURES FROM EXISTING AND NEW COMPANIES COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

The industry in which we operate is highly competitive and influenced by the following:

•	advances in technology;

•	new product introductions;

•	evolving industry standards;

•	product improvements;

•	rapidly changing customer needs;

•	intellectual property invention and protection;

•	marketing and distribution capabilities;

•	competition from highly capitalized companies;

•	ability of customers to invest in information technology; and

•	price competition.

We can give no assurance that it will be able to compete effectively in its markets. Many of our competitors have substantially greater capital resources, research and development resources and experience, manufacturing capabilities, regulatory expertise, sales and marketing resources, established relationships with business and consumer products companies and production facilities than us.

TO THE EXTENT WE ENTER MARKETS OUTSIDE OF THE UNITED STATES, ITS BUSINESS WILL BE SUBJECT TO POLITICAL, ECONOMIC, LEGAL AND SOCIAL RISKS IN THOSE MARKETS, WHICH COULD ADVERSELY AFFECT ITS BUSINESS.

There are significant regulatory and legal barriers in markets outside the United States that we must overcome to the extent it enters or attempts to enter markets in countries other than the United States. we will be subject to the burden of complying with a wide variety of national and local laws, including multiple and possibly overlapping and conflicting laws. we also may experience difficulties adapting to new cultures, business customs and legal systems. Any sales and operations outside the United States would be subject to political, economic and social uncertainties including, among others:

•	changes and limits in import and export controls;

•	increases in custom duties and tariffs;

•	changes in currency exchange rates;

•	economic and political instability;

•	changes in government regulations and laws;

•	absence in some jurisdictions of effective laws to protect our intellectual property rights; and

•	currency transfer and other restrictions and regulations that may limit our ability to sell certain products or repatriate profits to the United States.

Any changes related to these and other factors could adversely affect Cloud Security’s business to the extent it enters markets outside the United States.

POSSIBLE INABILITY TO FIND SUITABLE EMPLOYEES/AGENTS.

In order to implement the aggressive business plan, management recognizes that additional staff will be required. No assurances can be given that we will be able to find suitable employees/agents that can support its needs or that these employees can be hired on favorable terms.

WE MAY, IN THE FUTURE, ISSUE ADDITIONAL COMMON SHARES, WHICH WOULD REDUCE INVESTORS' PERCENT OF OWNERSHIP AND MAY DILUTE OUR SHARE VALUE.

The Company’s Articles of Incorporation authorize the issuance of 190,000,000 shares of common stock. The future issuance of common stock may result in substantial dilution in the percentage of common stock held by our then existing shareholders. We may value any common stock issued in the future affecting operating results. The issuance of common stock for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by our investors, and might have an adverse effect on any trading market for our common stock.

WE MAY ISSUE SHARES OF PREFERRED STOCK IN THE FUTURE THAT MAY ADVERSELY IMPACT YOUR RIGHTS AS HOLDERS OF COMMON STOCK.

The Company’s Articles of Incorporation authorize the issuance of up to 10,000,000 shares of preferred stock. Accordingly, the board of directors will have the authority to fix and determine the relative rights and preferences of preferred shares, as well as the authority to issue such shares, without further stockholder approval. As a result, the board of directors could authorize the issuance of a series of preferred stock that would grant to holders preferred rights to our assets upon liquidation, the right to receive dividends before dividends are declared to holders of our common stock, and the right to the redemption of such preferred shares, together with a premium, prior to the redemption of the common stock. To the extent that we do issue such additional shares of preferred stock, your rights as holders of common stock could be impaired thereby, including, without limitation, dilution of your ownership interests in us. In addition, shares of preferred stock could be issued with terms calculated to delay or prevent a change in control or make removal of management more difficult, which may not be in your interest as holders of common stock.

IT IS NOT ANTICIPATED THAT THERE WILL BE AN ACTIVE PUBLIC MARKET FOR SHARES OF OUR COMMON STOCK IN THE NEAR TERM, AND YOU MAY HAVE TO HOLD YOUR SHARES OF COMMON STOCK FOR AN INDEFINITE PERIOD OF TIME. YOU MAY BE UNABLE TO RESELL A LARGE NUMBER OF YOUR SHARES OF COMMON STOCK WITHIN A SHORT TIME FRAME OR AT OR ABOVE THEIR PURCHASE PRICE.

There is not an active public for our common stock, and there can be no assurance that any market will develop or be sustained. There has been limited public trading of our common stock and there can be no assurance that a regular trading market will develop or that if developed, will be sustained. In the absence of a trading market, an investor may be unable to liquidate its investment, which will result in the loss of your investment.

LOW-PRICED STOCKS MAY AFFECT THE RESALE OF OUR SHARES.

The Securities Enforcement and Penny Stock Reform Act of 1990 requires additional disclosures relating to the market for penny stocks in connection with trades in any stock defined as a penny stock. SEC regulations generally define a penny stock to be an equity security that has a market or exercise price of less than $5.00 per share, subject to certain exceptions. Such exceptions include any equity security listed on NASDAQ and any equity security issued by an issuer that has net tangible assets of at least $100,000, if that issuer has been in continuous operation for three years.

Unless an exception is available, the regulations require delivery, prior to any transaction involving a penny stock, of a disclosure schedule explaining the penny stock market and the associated risks. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, details of the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. The bid and offer quotations and broker-dealer and salesperson compensation information must be given to the customer orally or in writing prior to effecting the transaction and must be given in writing before or with the customer's confirmation. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from such rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for securities that become subject to the penny stock rules. Since our securities are highly likely to be subject to the penny stock rules, should a public market ever develop, any market for our shares of common stock may not be liquid.

WE HAVE NO IMMEDIATE PLANS TO PAY DIVIDENDS.

We have not paid any cash dividends to date and do not expect to pay dividends for the foreseeable future. We intend to retain earnings, if any, as necessary to finance the operation and expansion of our business.

WE FACE RISKS RELATED TO COMPLIANCE WITH CORPORATE GOVERNANCE LAWS AND FINANCIAL REPORTING STANDARD.

The Sarbanes-Oxley Act of 2002, as well as related new rules and regulations implemented by the SEC and the Public Company Accounting Oversight Board, require changes in the corporate governance practices and financial reporting standards for public companies. These new laws, rules and regulations, including compliance with Section 404 of the Sarbanes-Oxley Act of 2002 relating to internal control over financial reporting (“Section 404”), will materially increase the Company's legal and financial compliance costs and make some activities more time-consuming, burdensome and expensive. Any failure to comply with the requirements of the Sarbanes-Oxley Act of 2002, our ability to remediate any material weaknesses that we may identify during our compliance program, or difficulties encountered in their implementation, could harm our operating results, cause us to fail to meet our reporting obligations or result in material misstatements in our financial statements. Any such failure could also adversely affect the results of the periodic management evaluations of our internal controls and, in the case of a failure to remediate any material weaknesses that we may identify, would adversely affect the annual auditor attestation reports regarding the effectiveness of our internal control over financial reporting that are required under Section 404 of the Sarbanes-Oxley Act. Inadequate internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.

THE REQUIREMENTS OF BEING A PUBLIC COMPANY MAY STRAIN OUR RESOURCES, DIVERT MANAGEMENT’S ATTENTION AND AFFECT OUR ABILITY TO ATTRACT AND RETAIN QUALIFIED BOARD MEMBERS.

As a public company, we incur significant legal, accounting, auditing and other expenses that we would not incur as a private company, including costs associated with public company reporting requirements. We also incur costs associated with the Sarbanes-Oxley Act of 2002, as amended, the Dodd-Frank Wall Street Reform and Consumer Protection Act and related rules implemented or to be implemented by the SEC and the NYSE AMEX. The expenses incurred by public companies generally for reporting and corporate governance purposes have been increasing. We expect these rules and regulations to increase our legal and financial compliance costs and to make some activities more time-consuming and costly, although we are currently unable to estimate these costs with any degree of certainty. These laws and regulations could also make it more difficult or costly for us to obtain certain types of insurance, including director and officer liability insurance, and we may be forced to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. These laws and regulations could also make it more difficult for us to attract and retain qualified persons to serve on our board of directors, our board committees or as our executive officers and may divert management’s attention. Furthermore, if we are unable to satisfy our obligations as a public company, we could be subject to delisting of our common stock, fines, sanctions and other regulatory action and potentially civil litigation.

ITEM 1B.  UNRESOLVED STAFF COMMENTS

We are a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and are not required to provide the information required under this item.

ITEM 2.  DESCRIPTION OF PROPERTY

Our corporate headquarters are leased and located at: 4590 MacArthur Blvd., Suite 500, Newport Beach, CA 92660.  We lease this space on a month-to-month bases for $125 per month. We not own any real property.

ITEM 3.  LEGAL PROCEEDINGS

We are not presently a party to any material litigation, nor to the knowledge of management is any litigation threatened against us, which may materially affect us.

ITEM 4.  MINE SAFETY DISCLOSURES

Not applicable

PART II

ITEM 5.  MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

Our common stock is quoted on the Over-the-Counter Bulletin Board under the symbol “CLDS”.  Our common stock did not start trading until December 13, 2012.  We consider our stock to be “thinly traded” and any reported sale prices may not be a true market-based valuation of the stock.  Some of the bid quotations from the OTC Bulletin Board set forth below may reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

2012 (OTC Bulletin Board)	High Bid	Low Bid
12/1/2012-2/28/2013	$0.20	$0.11

2013 (OTC Bulletin Board)	High Bid	Low Bid
3/1/2013-5/31/2013	$1.42	$0.20
6/1/2013-8/31/2013	0.51	0.25
9/1/2013-11/30/2013	0.80	0.10
12/1/2013-2/28/2014	0.19	0.08

As of May 29, 2014, there were 18 record holders of our common stock.

We have not paid any cash dividends since our inception and do not contemplate paying dividends in the foreseeable future.  It is anticipated that earnings, if any, will be retained to retire debt and for the operation of the business.

Shares eligible for future sale could depress the price of our common stock, thus lowering the value of a buyer’s investment.  Sales of substantial amounts of common stock, or the perception that such sales could occur, could adversely affect prevailing market prices for shares of our common stock.

Our revenues and operating results may fluctuate significantly from quarter to quarter, which can lead to significant volatility in the price and volume of our stock.  In addition, stock markets have experienced extreme price and volume volatility in recent years.  This volatility has had a substantial effect on the market prices of securities of many smaller public companies for reasons unrelated or disproportionate to the operating performance of the specific companies.  These broad market fluctuations may adversely affect the market price of our common stock.

RECENT SALES OF UNREGISTERED SECURITIES

1.
On February 28, 2014, we issued 1,000,000 share of our common stock to a single accredited investor in consideration a Transfer Agreement with App Ventures Ltd. under which App Ventures transferred all of its right, title and interest in and to that certain patent application (U.S. Serial Number 61/832.534) titled “Systems and Methods for One-Time Password Generation on a Mobile Computing Device” for process and methods for one-time password generation on mobile computing devices (the “Patent’).   The issuance was exempt under Section 4(2) of the Securities Act of 1933, as amended and/or Rule 506 of Regulation D thereunder.

2.
On February 28, 2014, we issued 500,000 shares of our common stock to a single accredited investor in consideration of a Distribution Agreement with App Ventures, Ltd. pursuant to which App Ventures granted us the exclusive right to distribute, market, sell and promote all AppVentures sensor technology products with a secure communication framework that detects web-based attached on web apps and websites under the “App Fence” and AppSecure” brand name.  In consideration of the exclusive distribution right for the Product, we paid App Ventures an up-front distribution fee of 500,000 shares of our common stock.  The issuance of these shares was exempt under Section 4(2) of the Securities Act of 1933, as amended and/or Rule 506 of Regulation D thereunder.

3.
On February 28, 2014, we issued 500,000 share of our common stock to a single accredited investor in consideration of a consulting agreement under which we retained Mr. Singh to provide business development services in the area of marketing software solutions for web application security and mobile security.  The issuance of these shares was exempt under Section 4(2) of the Securities Act of 1933, as amended and/or Rule 506 of Regulation D thereunder.

4.	See Item 2 of our Quarterly Report for the period ended May 31, 2013.

5.
On September 17, 2013, we issued 283,086 shares as commitment shares under a term sheet with a financial institution to provide up to $2 million in equity financing. We did not receive any proceeds from the issuance of these shares.   The issuance was exempt under Section 4(2) of the Securities Act of 1933, as amended.

ITEM 6.  SELECTED FINANCIAL DATA

We are a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and are not required to provide the information required under this item.

ITEM 7.  MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

CERTAIN STATEMENTS IN THIS ANNUAL REPORT ON FORM 10-K (THIS “FORM 10-K”), CONSTITUTE “FORWARD LOOKING STATEMENTS” WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1934, AS AMENDED, AND THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (COLLECTIVELY, THE “REFORM ACT”). CERTAIN, BUT NOT NECESSARILY ALL, OF SUCH FORWARD-LOOKING STATEMENTS CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS “BELIEVES”, “EXPECTS”, “MAY”, “SHOULD”, OR “ANTICIPATES”, OR THE NEGATIVE THEREOF OR OTHER VARIATIONS THEREON OR COMPARABLE TERMINOLOGY, OR BY DISCUSSIONS OF STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF CLOUD SECURITY CORP. (“THE COMPANY”, “WE”, “US” OR “OUR”) TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. REFERENCES IN THIS FORM 10-K, UNLESS ANOTHER DATE IS STATED, ARE TO FEBRUARY 28, 2014.

Overview of Current Operations

We were formed by the filing of Articles of Incorporation with the Secretary of State of the State of Nevada on December 20, 2010, originally as Accend Media.  On or about May 22, 2012, Accend Media, and Cloud Star Corporation, a privately-held Nevada corporation headquartered in California, entered into an Acquisition Agreement and Plan of Merger.  Prior to the merger, Accend Media effectuated a five-for-one forward stock split on May 7, 2012. We changed our corporate name to Cloud Star Corporation upon consummation of the merger on May 23, 2012. On May 28, 2013, we changed our corporate name to Cloud Security Corporation. The Merger was accounted for as a reverse acquisition with Cloud Star being treated as the acquirer for accounting purposes. Accordingly, for all periods presented in this Report, the financial statements of Cloud Star have been adopted as the historical financial statements of the Company known as a change in reporting entity. Accordingly, Cloud Star’s October 17, 2011 formation date is considered the date of “Inception” in the financial statements.

We are a development stage security and information access technology software company that delivers immediate information with ease and secure access to computer desktops and other consumer electronic devices from remote locations.

Our flagship product, MyComputerKeyTM is a proprietary, patent-pending technology that provides a secure multi-factor validation and authentication system for cloud-based infrastructures and protects data accessed from remote locations worldwide.  We completed Phase 1 (Version 3) of the MyComputerKey product in the year ended February 28, 2014 and are continuing our beta test for such product.  Additional capital is required in order to acquire the source code developed by the third party developers retained to complete the project.  Management is currently in negotiations with these developers to resolve and restructure the original contract.  Our next phase for this product will be to complete the front-end gui design prior to release.  We also intend to develop an APP version of this product for mobile devices (MyMobileKey) and tablets (MyTabletKey).

RESULTS OF OPERATIONS

We had no revenues in the year ending February 28, 2014 or the period from October 17, 2011 (“Inception”) though February 28, 2014. We incurred research and development expenses of $502,604 for the year ended February 28, 2014, which includes $298,500 in stock compensation expenses related to the 375,000 shares of common stock issuable to Wee Kai under our agreement with him, $70,000 in stock compensation costs under our consulting agreement with Kerry Singh, and $80,000 in expenses associated with the stock issued in respect of our Transfer Agreement with AppVentures. We did not incur any such expenses in 2013. We incurred $40,000 in marketing and distribution costs in the year ended February 28 2014, which included $40,000 for expenses associated with the stock issued in respect of our Distribution Agreements with AppVentures. We did not incur any such expenses in the years ended February 28, 2013. Our general and administrative expenses increased to $302,257 in the year ended February 28, 2014 from $200,197 in comparable 2013 period. The primary reason attributable for the increase are an increase of approximately $72,000 in legal fees and $24,000 in accounting fees.

Our net loss increased to $1,019,869 in the year ended February 28, 2014 from $262,794.  The reasons for the increase include increased research and development costs, marketing and distribution costs, increased general and administration costs, as well as the costs associated with the abandoned equity line financing.

Summary of any product research and development that we will perform for the term of our plan of operation.

We will continue development of multiple versions of our MyComputerKey product, including an APP version for mobile phones and tablets.

Expected purchase or sale of plant and significant equipment

We do not anticipate the purchase or sale of any plant or significant equipment; as such items are not required by us at this time.

Significant changes in the number of employees

As of February 28, 2014, we had one employee who also serves as our sole officer and is a director. We are dependent upon our officers and directors for our future business development. As our operations expand we anticipate the need to hire additional employees, consultants and professionals; however, the exact number is not quantifiable at this time.

LIQUIDITY AND CAPITAL RESOURCES

As of February 28, 2014, we had cash and cash equivalents of $197 and a working capital deficit of $150,369 as compared to cash and cash equivalents of $87,581 and working capital of $56,110 as of February 28, 2013.

We had total liabilities of $150,566 as of February 28, 2014, consisting of current liabilities, which included $78,916 of accounts payable, $20,650 of accrued payroll and $51,000 in related party advances.

We had a total stockholders’ deficit of $150,369 as of February 28, 2014, and an accumulated deficit as of February 28, 2014 of $1,421,680.

We used $285,884 of cash in operating activities for the year ended February 28, 2014, which was attributable primarily to our net loss of 1,019,869, which was offset by $13,200 in contributed services, $298,500 in share-based compensation, $120,000 in expenses related to stock issuances for the App Ventures Transfer and Distribution Agreements; $164,190 in abandoned financing costs in respect of our September 2013 term sheet with Kodiak Capital and $52,595 and $15,500 of increases in accounts payable and accrued liabilities, respectively.

We has $125 of cash provided by investing activities for the year ended February 28, 2014, which consisted of deposits related to our lease.

We had $198,500 of cash provided by financing activities in the year ended February 28, 2014 consisting of $147,500 of contributed capital from a related party towards a subscription agreement and $51,000 in related party advances.

Since inception, we have received advances from, and had expenses paid on its behalf by, Leeward Ventures, a Company controlled by Walter Grieves, a director of the Company. A convertible note was initially established which provided for interest at 1%, per annum, and a conversion feature into shares of issued common stock at a rate of $0.10 per share.  The note was due on or about August 9, 2012, but the convertibility into new shares of the Company ceased on May 22, 2012 upon the close of the merger discussed above.  After the merger, $125,000 along with accrued interest of $596 was cancelled through transfer of our shares by an existing shareholder at $0.10 per share or 1,255,960 shares, and thus no new shares were issued of the Company.   During the years ended February 28, 2013 and 2014, Leeward Ventures contributed $136,775 and $147,500, respectively, to us for 1,367,750 and 1,475,000 shares, respectively at $0.10 per share under a $500,000 subscription agreement to purchase 5,000,000 shares from an existing shareholder.   Under the agreement, $90,129 is remaining to be funded. If such funds are not provided, 901,290 shares will be returned to us.

Since Inception, we have processed compensation to our chief executive officer as an independent contractor under Form 1099 instead of processing it as payroll under Form W-2. We intend to start processing our payroll under Form W-2 in the first or second fiscal quarter of 2013. We do not expect that any fees or penalties incurred as a result will cause any meaningful or significant misreporting of our financial condition and results of operations for the year ended February 28, 2013 or going forward.

In September 2013, we announced a pending financing with Kodiak Capital LLC for a $2 million equity line of credit.  This financing was subject to, among other things, execution of definitive agreements and filing of a registration statement on Form S-1.  These conditions have not yet occurred.  Management has determined that due to a number of factors, including our current stock price and lack of liquidity and trading activity in the public market that this financing is not in the best interest of the company and its stockholders at this time.  We have treated this as an abandoned financing in our financial statements resulting in $174,190 charged to other expenses related to our issuance of 283,086 shares of common stock as a commitment fee and payment of $10,000 to Kodiak for expenses.  Management is continuing to explore additional financing options.

Additional capital is required in order to acquire the source code developed by the third party developers retained to complete the MyComputerKey project  Management is currently in negotiations with these developers to resolve and restructure the original contract.

Since we have no liquidity and have suffered losses, we depend to a great degree on the ability to attract external financing in order to conduct our business activities and expand our operations.   These factors raise substantial doubt about the Company’s ability to continue as a going concern.  If we are unable to raise additional capital from conventional sources, including increases in related party and non-related party loans and/or additional sales of stock, we may be forced to curtail or cease our operations. Even if we are able to continue our operations, the failure to obtain financing could have a substantial adverse effect on our business and financial results, including our inability to acquire the source code for Phase 1 (Version 3) of our MyComputerKey product. We have no commitments to provide us with financing in the future, other than described above.  Our independent registered public accounting firm included an explanatory paragraph raising substantial doubt about the Company’s ability to continue as a going concern.

Notwithstanding, we anticipate generating losses and therefore may be unable to continue operations in the future. We anticipate that we will require additional capital in order to grow its business by increasing headcount and its budget for 2013-2014. We may use a combination of equity and/or debt instruments to funds its growth strategy or enter into a strategic arrangement with a third party.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results or operations, liquidity, capital expenditures or capital resources that is material to investors.

Critical Accounting Policies and Estimates

Revenue Recognition: We recognize revenue from product sales once all of the following criteria for revenue recognition have been met: pervasive evidence that an agreement exists; the services have been rendered; the fee is fixed and determinable and not subject to refund or adjustment; and collection of the amount due is reasonable assured.

Software Development Costs/Research and Development

We expense costs for research and development.  When we develop our software, we comply with Accounting Standards Codification (ASC) 985-20 “Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed”, which requires that we expenses costs of development until technological feasibility is achieved.  Such is achieved when complete Alpha testing of the product.

Recent Pronouncements

The Company's management has evaluated all the recently issued accounting pronouncements through the filing date of these financial statements and does not believe that any of these pronouncements will have a material impact on the Company's financial position and results of operations.

Off-Balance Sheet Arrangements

None.

ITEM 7A.  QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

We are a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and are not required to provide the information required under this item.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Cloud Security Corp.

We have audited the accompanying balance sheets of Cloud Security Corp. (the “Company”) as of February 28, 2014 and 2013, and the related statements of operations, stockholders’ equity (deficit), and cash flows for the years then ended, and the period from October 17, 2011 (inception) to February 28, 2014. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cloud Security Corp. as of February 28, 2014 and 2013, and the results of its operations and its cash flows for the years then ended, and the period from October 17, 2011 (inception) to February 28, 2014, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 2 to the financial statements, the Company is in the development-stage which requires working capital to continue to develop, operate and market its products. These factors raise substantial doubt about the Company's ability to continue as a going concern.  Management's plans concerning these matters are also described in Note 2. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/dbbmckennon
dbbmckennon

Newport Beach, California
June 13, 2014

PART I—FINANCIAL INFORMATION
CLOUD SECURITY CORPORATION
(A DEVELOPMENT-STAGE COMPANY)
BALANCE SHEETS

	February 28, 2014	February 28, 2013
ASSETS
Current assets:
Cash	$22	$87,281
Deposit	175	300
TOTAL ASSETS	$197	$87,581

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$78,916	$26,321
Accrued payroll and related	20,650	5,150
Related party advances	51,000	-
Total liabilities	150,566	31,471

Commitments and contingencies

Stockholders' equity (deficit):
Preferred stock, $0.001 par value, 10,000,000 shares authorized; none issued and outstanding at February 28, 2014 and 2013	-	-
Common stock, $0.001 par value, 190,000,000 shares authorized; 101,483,086 and 99,200,000 issued; 99,858,086 and 97,200,000 shares outstanding at February 28, 2014 and 2013, respectively	99,858	97,200
Additional paid-in capital	1,171,453	360,721
Deficit accumulated during the development stage	(1,421,680)	(401,811)
Total stockholders' equity (deficit)	(150,369)	56,110
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$197	$87,581

See accompanying notes to financial statements

CLOUD SECURITY CORPORATION
(A DEVELOPMENT-STAGE COMPANY)
STATEMENTS OF OPERATIONS

	For the Year Ended February 28, 2014	For the Year Ended February 28, 2013	For the Period from October 17, 2011 ("Inception") to February 28, 2014
Revenue	$-	$-	$-

Research and development	502,604	-	502,604
Impairment of website and software costs	-	61,279	61,279
Marketing and distribution	40,000	-	40,000
General and administrative	302,257	200,197	572,617

Loss from operations	(844,861)	(261,476)	(1,176,500)

Other expense:
Interest expense - related party	-	518	618
Abandoned financing costs	174,190	-	174,190
Total other expense	174,190	518	174,808

Loss before provision for income taxes	(1,019,051)	(261,994)	(1,351,308)

Provision for income taxes	818	800	1,618

Net loss	$(1,019,869)	$(262,794)	$(1,352,926)

Weighted average shares basic and diluted	97,695,779	88,842,740
Weighted average basic and diluted loss per common share	$(0.01)	$(0.00)

See accompanying notes to financial statements

CLOUD SECURITY CORPORATION
(A DEVELOPMENT-STAGE COMPANY)
STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)

			Additional	Deficit Accumulated During the	Total Stockholders'
	Common Stock		Paid-in	Development	Equity
	Shares	Amount	Capital	Stage	(Deficit)
Balance at October 17, 2011 (Inception)	-	$-	$-	$-	$-
Founders shares issued	60,000,000	60,000	-	(59,900)	100
Contributed services	-	-	15,000	-	15,000
Net loss	-	-	-	(70,263)	(70,263)
Balance at February 29, 2012	60,000,000	$60,000	$15,000	$(130,163)	$(55,163)
Net shares retained by stockholders of Accend Media in May 2012	37,000,000	37,000	(34,800)	(8,854)	(6,654)
Fully vested stock issued to Director ($0.10 per share) in May 2012	200,000	200	19,800	-	20,000
Contributed capital from related party convertible note payable in August 2012	-	-	125,596	-	125,596
Contributed capital from related party towards subscription agreement	-	-	136,775	-	136,775
Contributed services	-	-	98,350	-	98,350
Net loss	-	-	-	(262,794)	(262,794)
Balance at February 28, 2013	97,200,000	97,200	360,721	(401,811)	56,110
Stock issued to chief technical advisor ($1.34 per share) in April 2013	50,000	50	66,950	-	67,000
Stock issued to chief technical advisor ($1.17 per share) in May 2013	75,000	75	87,675	-	87,750
Stock issued to chief technical advisor ($0.44 per share) in July 2013	125,000	125	54,875	-	55,000
Stock issued to chief technical advisor ($0.71 per share) in October 2013	125,000	125	88,625	-	88,750
Stock issued to research and development consultant ($0.14 per share) in December 2013	500,000	500	69,500	-	70,000
Stock issued for transfer agreement with App Ventures ($0.08 per share) in February 2014	1,000,000	1,000	79,000	-	80,000
Stock issued for distribution agreement with App Ventures ($0.08 per share) in February 2014	500,000	500	39,500	-	40,000
Contributed capital from related party towards subscription agreement	-	-	147,500	-	147,500
Contributed services	-	-	13,200	-	13,200
Shares for abandoned financing costs ($0.58 per share) in September 2013	283,086	283	163,907	-	164,190
Net loss	-	-	-	(1,019,869)	(1,019,869)
Balance at February 28, 2014	99,858,086	$99,858	$1,171,453	$(1,421,680)	$(150,369)

See accompanying notes to financial statements

CLOUD SECURITY CORPORATION
(A DEVELOPMENT-STAGE COMPANY)
STATEMENTS OF CASH FLOWS

	For the Year Ended	For the Year Ended	For the Period from October 17, 2011 ("Inception") to
	February 28, 2014	February 28, 2013	February 28, 2014
Cash flows from operating activities:
Net loss	$(1,019,869)	$(262,794)	$(1,352,926)
Adjustments to reconcile net loss to net cash used in operating activities:
Contributed services	13,200	98,350	126,550
Stock compensation for chief technical advisor	298,500	20,000	318,500
Stock compensation for marketing and distribution consultant	70,000	-	70,000
Stock for transfer agreement with App Ventures	80,000	-	80,000
Stock for distribution agreement with App Ventures	40,000	-	40,000
Stock for abandoned financing costs	164,190	-	164,190
Impairment of website and software costs	-	61,279	61,279
Changes in operating assets and liabilities:
Accounts payable	52,595	19,667	72,262
Accrued liabilities	15,500	5,050	20,650
Net cash used in operating activities	(285,884)	(58,448)	(399,495)

Cash flows from investing activities:
Deposits	125	(300)	(175)
Website and software costs	-	(30,000)	(61,279)
Net cash provided by (used in) investing activities	125	(30,300)	(61,454)

Cash flows from financing activities:
Proceeds from issuance of founders shares	-	-	100
Proceeds from contribution agreement	147,500	136,775	284,275
Proceeds from related party advances	51,000	25,596	176,596
Net cash provided by financing activities	198,500	162,371	460,971

Net change in cash	(87,259)	73,623	22
Cash, beginning of period	87,281	13,658	-
Cash, end of period	$22	$87,281	$22

Supplemental disclosures of cash flow information
Cash paid during the period for:
Interest	$10,000	$-	$10,000
Taxes	$818	$800	$1,618

Non-cash investing and financing activities:
Contributed capital from related party convertible note payable waived	$-	$125,596	$125,596
Contributed services	$13,200	$98,350	$111,550

See accompanying notes to financial statements

CLOUD SECURITY CORP.
 (A DEVELOPMENT-STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization and Business

Cloud Security Corporation, formerly Accend Media, (the “Company”) a development-stage company, was incorporated in the State of Nevada on December 20, 2010.  On May 22, 2012, the Company merged with Cloud Star Corporation (“Cloud Star”), a privately held Nevada corporation incorporated on October 17, 2011 headquartered in California.  Cloud Star’s Chief Executive Officer assigned its rights and interests in technology named “The VirtualKey Desktop Solution” (the “MyComputerKey”) and additional cloud security technology products which were transferred to the Company in connection with the merger.  Following the merger, the Company conducts the business of Cloud Star and changed its name from “Accend Media” to “Cloud Star Corporation”. On May 28, 2013, the Company changed its corporate name to “Cloud Security Corporation”. The Merger was accounted for as a reverse acquisition with Cloud Star being treated as the acquirer for accounting purposes. Accordingly, for all periods presented herein, the financial statements of Cloud Star have been adopted as the historical financial statements of the Company known as a change in reporting entity. Accordingly, Cloud Star’s October 17, 2011 formation date is considered the date of “Inception” in the financial statements.

The Company’s principal business has been the software development of the MyComputerKey. The Company is currently developing the software infrastructure and interface for MyComputerKey, Phase 1 (version 3) of MyComputerKey and additional cloud computing security applications.

The MyComputerKey provides a simple and secure platform for enterprise customers and government agencies of all sizes to access their desktop infrastructure through the internet often referred to as the “cloud”. The product offers a person access to their desktop from any location, at any time, with no configuration requirements and no administration effort. A user inserts the MyComputerKey into a personal computer or “PC” or Mac USB port to gain instant access directly to their desktop that is familiar and pre-configured to their business needs. The user’s own desktop image with a standardized operating system, business and productivity applications, and related security safeguards is available from any corporate or remote site. The Company is also focusing on integrating security software features to its existing product, as well as other features in an effort to expand its product offerings. The Company recently filed another patent related to cloud computing security and intends to continue expanding it’s this cloud computing security product line in addition to other types of internet security.

Merger

As discussed above, on May 22, 2012, Cloud Star merged into Accend Media. The following unaudited pro forma information was prepared as if the merger had taken place at the beginning of the respective periods presented.  This merger did not involve the issuance of any new shares by Accend Media, as the former control shareholder, Scott Gerardi of Accend Media exchanged the majority of his shares in exchange for an employment agreement.  Prior to the merger, Accend Media effectuated a five-for-one forward stock split on May 7, 2012. Following the merger, the Company changed its name from Accend Media to Cloud Star Corporation. Prior to this period, Accend Media generated limited revenues from internet lead generation and marketing landing pages. Subsequent to the merger, Accend Media discontinued its business plan.

	Pro Forma Combined
	For the Year Ended February 28, 2013	For the Period from October 17, 2011 ("Inception") to February 28, 2014
Net loss	$(268,330)	$(1,358,462)
Weighted average shares basic and diluted	97,200,000
Weighted average shares basic and diluted loss per common share	$(0.00)

On March 1, 2013, the Company entered into a joint venture agreement/development and collaboration agreement (“JV Agreement”) with App Ventures LTD (“App Ventures”), a Hong Kong Private Limited Liability Company, to jointly develop and market a software product for the field of mobile security until the project is completed. Cloud Security is in the business of developing and marketing information technology services and software including solutions for secured remote access to computers and web application security and mobile security solutions. App Ventures is in the business of developing and marketing software solutions for web application security and mobile security.  The JV Agreement, which was later terminated as discussed below, provided for sharing revenues generated based on a determination of the value of the combined technology, whereby the Company would derive 25% to 75% of the benefit, by a select committee.

On December 3, 2013, the Company entered into a transfer agreement with App Ventures whereby App Ventures agreed to transfer all of its right, title and interest in and to that certain patent application (U.S. Serial Number 61/832.534) titled “System and Methods for One-Time Password Generation on a Mobile Computing Device” for process and methods for one-time password generation on mobile computing devices (the “Patent’).   The JV Agreement terminated upon closing of the transfer agreement effective February 28, 2014.

On December 3, 2013, the Company entered into a distribution agreement with App Ventures pursuant to which App Ventures granted us the exclusive right to distribute, market, sell and promote all its sensor technology products with a secure communication framework that detects web-based attached on web apps and websites under the “App Fence” and AppSecure” brand name.  See Note 5—Stockholders’ Equity—Common Stock Transactions, for further discussion.

The Company completed Phase 1 (Version 3) of the MyComputerKey product in the year ended February 28, 2014 and are continuing its beta test for such product.  Additional capital is required in order to acquire the source code developed by the third party developers retained to complete the project.  Management is currently in negotiations with these developers to resolve and restructure the original contract.

Note 2 - Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplate continuation of the Company as a going concern. We are a development-stage company under Accounting Standards Codification ("ASC") 915 - Development Stage Entities with no commercial revenues achieved to date.

Going Concern Considerations and Management’s Plans

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplate continuation of the Company as a going concern. The Company has incurred net losses of $1,352,926 since Inception. The Company currently has limited liquidity, limited access to capital, and no revenue generating activities. These factors raise substantial doubt about our ability to continue as a going concern. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

Management anticipates the Company will be dependent, for the foreseeable future, on additional capital to fund further development of our infrastructure and to fund operations until such time we have sufficient revenues to meet our cost structure. The Company has received $460,871 in funding from Inception to February 28, 2014 from a company controlled by a director. Additional capital is required in order to acquire source code developed by consultants retained to complete the project and to ultimately launch its anticipated products in the marketplace. In light of management’s efforts, there are no assurances that the Company will be successful in obtaining sufficient capital to continue as a going concern.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimate is the determination of timing and the amount of costs to be capitalized for software development and any related impairment of such assets, estimates of fair value attributable to common stock, as well as the carrying value acquired technologies for which development has not been completed and tested.

Fair Value of Financial Instruments

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants as of the measurement date. Applicable accounting guidance provides an established hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in valuing the asset or liability and are developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the factors that market participants would use in valuing the asset or liability. There are three levels of inputs that may be used to measure fair value:

Level 1	- Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.
Level 2	- Include other inputs that are directly or indirectly observable in the marketplace.
Level 3	- Unobservable inputs which are supported by little or no market activity.

The fair value hierarchy also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

Fair-value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of February 28, 2014 and 2013. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash, deposits, accounts payable, accrued payroll and related costs, and related-party advances. Fair values for these items were assumed to approximate carrying values because of their short term in nature or they are payable on demand. Cash of $22 and $87,281 represent the Company’s fair value hierarchy for assets and liabilities measured at fair value on a recurring basis at February 28, 2014 and 2013, respectively.

Deferred Financing Costs

The Company capitalizes the costs associated with its expected financing. Costs are netted against the proceeds received if successful. If the offering is not successful, management charges the costs to expense. During the year ended February 28, 2014, the Company charged $174,190 of such costs to other expense in the statement of operations due to the offering being abandoned by management.

Basic Loss per Common Share

Basic loss per share is calculated by dividing the Company’s net loss applicable to common shareholders by the weighted average number of common shares during the period.  Diluted earnings per share is calculated by dividing the Company’s net loss available to common shareholders by the diluted weighted average number of shares outstanding during the year.  The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted for any potentially dilutive debt or equity.  As of February 28, 2014 and 2013, the Company had no shares of potentially dilutive shares that have been excluded from the diluted loss per share computations as they would be antidilutive for the periods presented.

Website and Software Costs

The Company’s accounting for software development costs complies with ASC 985-20, Costs of Software to be Sold, Leased or Marketed, whereby capitalization begins when the Company has a working prototype and has been tested, thereby achieving technological feasibility.  This occurs very late in the development stage of the software product.  The Company has determined the software costs do not fall under ASC 350-40, Internal-Use Software, based on the guidance in ASC 985-605-55-119 through 125 which covers guidance for hosting agreements.   The Company’s product will generally not be hosted and will reside on the technology platform available to the user.

Since Inception to February 28, 2013, we capitalized website and software costs of $61,279 for development related to Phase 1 (Version 2) of our product.  During the year ended February 28, 2013, we abandoned beta testing of Phase 1 (Version No. 2) of MyComputerKey due to a dispute with the developer.  As a result, we recorded an impairment of website and software costs of $61,279, which is reflected in the statements of operations. The Company is also working on research and development MyMobileKey and MyTabletKey in addition to other cloud computing security products.  As of February 28, 2014, the Company had no capitalized software costs, as all such costs were deemed research and development.

Income Taxes

The Company accounts for income taxes in accordance with ASC 740 - Income Taxes, which requires the Company to provide a net deferred tax asset/liability equal to the expected future tax benefit/expense of temporary reporting differences between book and tax accounting methods and any available operating loss or tax credit carry forwards. Tax law and rate changes are reflected in income in the period such changes are enacted. The Company records a valuation allowance to reduce the deferred tax assets to the amount that is more likely than not to be realized. The Company includes interest and penalties related to income taxes, including unrecognized tax benefits, within the provision for income taxes.

The Company’s income tax returns are based on calculations and assumptions that are subject to examination by the Internal Revenue Service and other tax authorities. In addition, the calculation of the Company’s tax liabilities involves dealing with uncertainties in the application of complex tax regulations. The Company recognizes liabilities for uncertain tax positions based on a two-step process. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon settlement. While the Company believes it has appropriate support for the positions taken on its tax returns, the Company regularly assesses the potential outcomes of examinations by tax authorities in determining the adequacy of its provision for income taxes. The Company continually assesses the likelihood and amount of potential adjustments and adjusts the income tax provision, income taxes payable and deferred taxes in the period in which the facts that give rise to a revision become known.

Stock-Based Compensation

ASC 718, Share-Based Payment requires that compensation cost related to share-based payment transactions for employees be recognized in the financial statements. Share-based payment transactions within the scope of ASC 718 include stock options, restricted stock plans, performance-based awards, stock appreciation rights, and employee share purchase plans.

ASC 718 requires disclosure of the fair value and other characteristics of stock options and more prominent disclosure about the effects of an entity’s accounting policy decisions with respect to stock-based compensation on reported net loss. The Company has reflected the expense of such stock based compensation based on the fair value at the grant date for awards consistent with the provisions of ASC 718.

In connection with ASC 718, the fair value of our share-based compensation has been determined using the quoted market prices of the Company’s common stock.  For stock options, we will be utilizing the Black-Scholes pricing model. The fair value of the shares and options granted are amortized as compensation expense on a straight line basis over the requisite service period of the award, which is generally the vesting period. The fair value calculations involve significant judgments, assumptions, estimates and complexities that impact the amount of compensation expense to be recorded in current and future periods. Upon option exercise, the Company issues new shares of stock.

The Company's accounting policy for equity instruments issued to consultants and vendors in exchange for goods and services follows the provisions of Emerging Issues Task Force (“EITF”) 96-18, Accounting for Equity Instruments That are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services, codified into ASC 505 Equity.  The measurement date for the fair value of the equity instruments issued is determined at the earlier of (i) the date at which a commitment for performance by the consultant or vendor is reached or (ii) the date at which the consultant or vendor's performance is complete.  In the case of equity instruments issued to consultants, the fair value of the equity instrument is recognized over the term of the consulting agreement at various performance completion dates, and for unvested instruments, at each reporting date.  Compensation expense, once recorded, may not be reversed.

New Accounting Pronouncements

The Financial Accounting Standards Board issues Accounting Standard Updates (“ASU”) to amend the authoritative literature in ASC. There have been a number of ASUs to date that amend the original text of ASC. The Company believes those issued to date either (i) provide supplemental guidance, (ii) are technical corrections, (iii) are not applicable to the Company or (iv) are not expected to have a significant impact on the Company.

Note 3 - Commitments and Contingencies

Operating Lease

On November 26, 2012, the Company entered into an operating lease with a company related to a Director of Cloud Security for its corporate office on a month to month basis for $650 per month. The rent has decreased to $125 per month effective in January 2014. There is a $175 deposit with the related entity recorded on the accompanying balance sheet due to prepayment of rents. Rent expense during the year ended February 28, 2014, the year ended February 28, 2013, and the period from Inception to February 28, 2014 was $6,756, $5,522, and $12,278, respectively.

Payroll

Since Inception, the Company has processed compensation to its chief executive officer as an independent contractor under Form 1099 instead of processing it as payroll under Form W-2.  The Company intended to start processing its payroll under Form W-2 in the first or second fiscal quarter of 2013; however, such was not processed due to lack of liquidity considerations.  The Company does not expect that any fees or penalties incurred as a result will cause significant misreporting of our financial condition and results of operations.

Note 4 – Related Party Advances

During the year ended February 28, 2014, Leeward Ventures, a company controlled by a director, advanced $52,500 to the Company to fund operations. The Company repaid $1,500 of these advances during the year ended February 28, 2014 and accordingly $51,000 in advances remains unpaid at February 28, 2014.  As of February 28, 2014, $51,000 has been recorded as a related party advances due on demand. The advances do not incur interest.

Note 5 - Stockholders’ Equity (Deficit)

Authorizations and Designations

The Company is authorized to issue 190,000,000 shares of its $0.001 par value common stock and 10,000,000 shares of its $ 0.001 par value preferred stock.  To date, no preferred stock has been issued.

Common Stock Transactions

On May 22, 2012, the Company issued 200,000 shares to a director for services rendered. These shares were fully vested on the date of issuance and stock compensation expense of $20,000 was recorded during the year ended February 28, 2013 to general and administrative expense. The compensation expense was determined based on the estimated fair value of the common stock which was deemed to be the subscription price paid by another director as described below.

On March 29, 2013, the Company entered into an agreement with Wee Kai for the position of Contract Chief Technical Advisor (“Contract CTA”) for the term of one (1) year. Under this agreement, the Company was to pay $2,500 per month. In addition, the Company agreed to issue 500,000 shares of common stock. The shares were to vest as follows: 50,000 April 1, 2013; 75,000 May 1, 2013; 125,000 July 1, 2013; 125,000 October 1, 2013 and 125,000 January 1, 2014.  Effective November 1, 2013, Wee Kai resigned from his position with the Company. The certificates for these shares have not actually been issued.  However, the financial statements and notes for the year ended February 28, 2014 have been prepared to reflect issuance of the 375,000 shares vested under this Agreement.

During the year ended February 28, 2014, the Company recorded $298,500 for services rendered by the Contract CTA for 375,000 shares as reflected in the accompanying statement of stockholders' equity (deficit).  Certificates for these shares have not yet been delivered.  However, these shares are reflected as outstanding in the accompanying financial statements and notes herein. The shares were fully vested on the dates of completion of performance and stock compensation expense of $298,500 was recorded during the year ended February 28, 2014 as research and development expense. The compensation expense was determined based on the estimated fair value of the common stock upon vesting, and at the end of each reporting period for unvested shares.  In the event the expense was lower upon a vesting date than a previous reporting date, compensation was not reversed.

In connection with the transfer agreement with App Ventures, the Company issued 1,000,000 shares of its common stock on February 28, 2014, the date of close, valued at $80,000, based on the market value of the Company's common stock on such date.  The Company recorded $80,000 of research and development expense in the financial statements during the year ended February 28, 2014.  The Company did not capitalize the cost incurred for the intangible assets acquired under the transfer agreement because of the nature of the development activities, the uncertainty surrounding product completion, and uncertainty regarding future benefit and recovery of such costs, due to lack of financing to further intended products and ultimately commercialization.

In connection with the distribution agreement with App Ventures, the Company issued 500,000 shares of its common stock on February 28, 2014, the date of close, valued at $40,000, and management immediately recorded such cost as marketing and distribution expense in the financial statements.  The Company did not capitalize the cost incurred for the distribution agreement because of the uncertainties discussed in the preceding paragraph.

On December 3, 2013, the Company entered into a consulting agreement with Kerry Singh, the sole officer, director and shareholder of App Ventures, to provide business development services in the area of marketing software solutions for web application security and mobile security.  The agreement is for a term of one-year and contains a two-year non-compete and non-solicitation provisions.  In consideration of Mr. Singh’s services, the Company issued Mr. Singh 500,000 shares of its common stock.  In connection with the issuance, on December 3, 2013, the Company recorded $70,000 of stock compensation as research and development expense in the financial statements during the year ended February 28, 2014.  The Company did not amortize the stock compensation over one-year due to the uncertainties discussed above.

Contributed Services

During the period from Inception to February 28, 2014, services were provided by Safa Movassaghi, Chief Executive Officer and Scott Gerardi, former Chief Compliance Officer.  From June through November 2012, Safa Movassaghi waived his salary during the commencement of operations, valued at $7,500 per month, plus accrued taxes.  These unpaid services are considered contributed service to the Company.  The fair value of contributed services were based on negotiated monthly salary and has been recognized in the statement of stockholders’ equity as contributed services, and the accompanying statements of operations as general and administrative expenses.  Total salaries and accrued taxes waived during the year ended February 28, 2014, the year ended February 28, 2013, and the period from Inception to February 28, 2014 were $0, $73,750, and $73,750, respectively.

During the year ended February 28, 2014, accrued salaries of $12,000, plus accrued taxes of $1,200 for Scott Gerardi pursuant to his employment contract were waived by his consent and board resolution in May 2013.  Scott Gerardi’s employment agreement ended May 31, 2013 and was not renewed. Contributed services totaling $13,200, $39,600, and $52,800 for the year ended February 28, 2014, the year ended February 28, 2013, and the period from Inception to February 28, 2014, respectively, have been recognized in the statements of stockholders’ equity (deficit) as contributed services, and the accompanying statements of operations as general and administrative expense.

Walter Grieves and Leeward Ventures have agreed to settle the contributed services discussed above outside of the Company.

On September 12, 2013, management entered into a term sheet to provide $2,000,000 in equity financing. The agreement called for a payment of $15,000 toward expenses of the offering. On September 17, 2013, the Company issued 283,086 shares as commitment shares under the term sheet and paid $10,000 towards expenses of the financing. The shares were valued at $0.58 per share or $164,190 and were recorded as deferred financing costs. However, as of February 28, 2014, the financing did not come to fruition and financing costs of $174,190 were charged to other expense in the financial statements.

Contributed Capital

During the year ended February 28, 2014, the year ended February 28, 2013, and the period from Inception to February 28, 2014, Leeward Ventures contributed $147,500, $262,371, and $409,871 to the Company for 1,475,000, 2,623,710, and 4,098,710 shares at $0.10 per share under a $500,000 subscription agreement to purchase 5,000,000 shares from an existing shareholder.  As a result, no new shares were or will be issued by the Company.  Under the agreement, $90,129 is remaining to be funded. If there is an unfunded amount under the agreement, any shares held related to such will be returned to the Company.

2014 Stock Incentive Plan

On January 27, 2014, the Board of Directors adopted the 2014 Stock Incentive Plan (the “Plan”). The plan provides for the grant, at the discretion of the Compensation Committee of the Board of Directors, of stock awards, of common stock, restricted stock, awards of common stock, or stock options to purchase common stock of the Company, with a maximum of 15,000,000 shares.  As of February 28, 2014, 15,000,000 shares are available for issuance under the Plan.  Also see Note 7.

Note 6 – Income Taxes

As of February 28, 2014, the Company had net operating loss carry forwards of approximately $553,000 that may be available to reduce future years' federal taxable income for 20 years through 2034. Future tax benefits which may arise as a result of these losses have not been recognized in these financial statements, as their realization is determined not likely to occur and accordingly, the Company has recorded a valuation allowance for the deferred tax asset relating to these net operating loss carry forwards.  Net operating losses will begin to expire in 2030.

The following table presents the current income tax provision for federal and state income taxes for the year ended February 28, 2014 and 2013, and the period from Inception to February 28, 2014:

	For the Year Ended February 28, 2014	For the Year Ended February 28, 2013	For the Period from October 17, 2011 ("Inception") to February 28, 2014
Current tax provisions:
Federal	$-	$-	$-
State	818	800	1,618
Total provision for income taxes	$818	$800	$1,618

Reconciliations of the U.S. federal statutory rate to the actual tax rate for the year ended February 28, 2014, the year ended February 28, 2013, and the period Inception to February 28, 2014:

	For the Year Ended February 28, 2014	For the Year Ended February 28, 2013	For the Period from October 17, 2011 ("Inception") to February 28, 2014
US federal statutory income tax rate	-34%	-34%	-34%
State tax - net of benefit	-6%	-6%	-6%
Total provision for income taxes	-40%	-40%	-40%
Non-deductible expenses, net of federal benefit	26%	18%	24%
Increase in valuation allowance	14%	22%	16%
Other	0%	0%	0%
Total provision for income taxes	0%	0%	0%

The Company's most significant non-deductible expenses relate to shares issued for various agreements which aggregate approximately $672,000 since Inception.

The components of the Company's deferred tax assets for federal and state income taxes as of February 28, 2014 and February 28, 2013 consisted of the following:

	February 28, 2014	February 28, 2013
Non-current deferred tax assets -
Net operating loss carry forwards	$222,000	$80,000
Less: valuation allowance	(222,000)	(80,000)
Net deferred tax assets	$-	$-

During the year ended February 28, 2014, the year ended February 28, 2013, and the period from Inception to February 28, 2014, the valuation allowance increased approximately $84,000, $36,000 and $222,000, respectively.  In assessing the recovery of the deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in the periods in which those temporary differences become deductible. Management considers the scheduled reversals of future deferred tax assets, projected future taxable income, and tax planning strategies in making this assessment. As a result, management determined it was more likely than not the deferred tax assets would not be realized as of February 28, 2014. Net operating losses may be limited as a result of the merger with Cloud Security.

Tax returns have not yet been filed since formation in 2010.  Upon filing, the tax returns will be subject to examination by the United States Internal Revenue Service and State taxing authorities for a period of three years.

Note 7 – Subsequent Events

Subsequent to February 28, 2014, Leeward Ventures, a company controlled by Walter Grieves, a director of the Company,  made advances of $10,500 to pay expenses on behalf of the Company. The advances are due on demand and do not incur interest.

On March 17, 2014, the Company issued 812,500 shares of common stock valued at $48,750 in consideration of $48,750 in legal services under the Plan discussed in Note 5 above.

ITEM 9.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

On July 9, 2012 (the "Dismissal Date"), our Board of Directors voted to dismiss De Joya Griffith & Company, LLC, terminating its relationship as our independent registered public accounting firm.

De Joya Griffith & Company, LLC was the independent registered public accounting firm for the Registrant from December 20, 2010 (inception) until July 9, 2012. None of De Joya Griffith & Company, LLC reports on the our financial statements from December 20, 2010 through July 9, 2012, (a) contained an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of July 9, 2012, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which De Joya Griffith & Company, LLC served as the Registrant’s principal independent accountants.

However, the report of De Joya Griffith & Company, LLC on our financial statements for the years ended February 29, 2012 and February 28, 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports indicated that there was a substantial doubt as to our ability to continue as a going concern and that the financial statements did not include any adjustments that might result from the outcome of this uncertainty.

On July 9, 2012 (the "Engagement Date"), we approved the appointment of and engaged dbbmckennon, Certified Public Accountants, 20321 SW Birch Street, Suite 200, Newport Beach, California 92660, as the Registrant's independent registered public accounting firm. During our two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither us  nor anyone on its behalf consulted the Current Accountants regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9A.  CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

Our disclosure controls and procedures, as defined in Rule 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are designed to ensure that information required to be disclosed in reports filed or submitted under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in rules and forms adopted by the SEC, and that such information is accumulated and communicated to management, including the Chief Executive Officer and the Chief Financial Officer, to allow timely decisions regarding required disclosures.

Management, with the participation of the Chief Executive Officer and the Chief Financial Officer, has evaluated the effectiveness of our disclosure controls and procedures as of the end of the period covered by this Form 10-K. Based on such evaluation, the Chief Executive Officer and the Chief Financial Officer concluded that, as of February 28, 2014, our disclosure controls and procedures were not effective. Our disclosure controls and procedures were not effective because of the "material weaknesses" described below under "Management's annual report on internal control over financial reporting," which are in the process of being remediated as described below under "Management Plan to Remediate Material Weaknesses."

Management's Report on Internal Control over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting. Internal control over financial reporting, as defined in rules promulgated under the Exchange Act, is a process designed by, or under the supervision of, our Chief Executive Officer and Chief Financial Officer and affected by our Board of Directors, management and other personnel to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. Internal control over financial reporting includes those policies and procedures that:

•	pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of our assets;

•
provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that our receipts and expenditures are being made only in accordance with authorizations of our management and our Board of Directors; and

•	provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on our financial statements

Because of its inherent limitations, a system of internal control over financial reporting can provide only reasonable, not absolute, assurance that the objectives of the control system are met and may not prevent or detect misstatements. Internal control over financial reporting is a process that involves human diligence and compliance and is subject to lapses in judgment and breakdowns resulting from human failures. Internal control over financial reporting also can be circumvented by collusion or improper override. Because of such limitations, there is a risk that material misstatements may not be prevented or detected on a timely basis by internal control over financial reporting. However, these inherent limitations are known features of the financial reporting process, and it is possible to design into the process safeguards to reduce, though not eliminate, this risk. Further, over time control may become inadequate because of changes in conditions or the degree of compliance with the policies or procedures may deteriorate.

Our management assessed the effectiveness of our internal control over financial reporting as of February 28, 2014. In making its assessment, management used the criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO"). Based on its assessment, management has concluded that we had certain control deficiencies described below that constituted material weaknesses in our internal controls over financial reporting. As a result, our internal controls over financial reporting was not effective as of February 28, 2014.

A "material weakness" is defined under SEC rules as a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of a company's annual or interim financial statements will not be prevented or detected on a timely basis by the company's internal controls. As a result of management's review of the investigation issues and results, and other internal reviews and evaluations that were completed after the end of fiscal year 2014 related to the preparation of management's report on internal controls over financial reporting required for this annual report on Form 10-K, management concluded that we had material weaknesses in our control environment and financial reporting process consisting of the following:

1)
lack of a functioning audit committee due to a lack of a majority of independent members and a lack of a majority of outside directors on our board of directors, resulting in ineffective oversight in the establishment and monitoring of required internal controls and procedures; and

2)	insufficient written policies and procedures for accounting and financial reporting with respect to the requirements and application of US GAAP and SEC disclosure requirements.

We do not believe the material weaknesses described above caused any meaningful or significant misreporting of our financial condition and results of operations for the fiscal year ended February 28, 2014. However, management believes that the lack of a functioning audit committee and the lack of a majority of outside directors on our board of directors results in ineffective oversight in the establishment and monitoring of required internal controls and procedures, which could result in a material misstatement in our financial statements in future periods.

Management Plan to Remediate Material Weaknesses

Management is pursuing the implementation of corrective measures to address the material weaknesses described below. In an effort to remediate the identified material weaknesses and other deficiencies and enhance our internal controls, we have initiated, or plan to initiate, the following series of measures:

We plan to appoint one or more outside directors to our board of directors who shall be appointed to an audit committee resulting in a fully functioning audit committee who will undertake the oversight in the establishment and monitoring of required internal controls and procedures such as reviewing and approving estimates and assumptions made by management when funds are available to us. Additionally, we will create written policies and procedures for accounting and financial reporting with respect to the requirements and application of US GAAP and SEC disclosure requirements

We believe the remediation measures described above will remediate the material weaknesses we have identified and strengthen our internal control over financial reporting. We are committed to continuing to improve our internal control processes and will continue to diligently and vigorously review our financial reporting controls and procedures. As we continue to evaluate and work to improve our internal control over financial reporting, we may determine to take additional measures to address control deficiencies or determine to modify, or in appropriate circumstances not to complete, certain of the remediation measures described above.

Changes in Internal Control over Financial Reporting

There were no changes in our internal control over financial reporting (as such term is defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) during the most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

This annual report does not include an attestation report of the Corporation's registered public accounting firm regarding internal control over financial reporting. Management's report was not subject to attestation by the Corporation's registered public accounting firm pursuant to temporary rules of the SEC that permit the Corporation to provide only the management's report in this quarterly report.

Changes in internal controls over financial reporting

There was no change in our internal controls over financial reporting that occurred during the period covered by this report, that has materially affected, or is reasonably likely to materially affect, our internal controls over financial reporting.

ITEM 9B.  OTHER INFORMATION

None.

PART III

ITEM 10.  DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

(a) Identification of Directors and Executive Officers.

The following table sets forth certain information regarding our current directors and executive officers. Our executive officers serve one-year terms.

Name	Age	Position & Offices Held

Safa Movassaghi	52	Chairman, President, Chief Executive Officer, and Secretary
Ira D. Lebovic	53	Director
Walter Grieves	41	Director

Biographies of Directors/Officers

Mr. Safa Movassaghi, Chairman/Director/Chief Executive Officer.  Mr. Movassaghi has been our President, Chief Executive Officer and a director since May 22, 2012, the closing date of the merger with Cloud Star Corporation, a privately held Nevada corporation.  Mr. Movassaghi was appointed as Secretary on December 27, 2013.  From October 2011 to May 2012, Mr. Movassaghi was the President and Chief Executive Officer of Cloud Star Corporation.  From 2009 to 2011, Mr. Movassaghi was the President and Chief Executive Officer of Advanced Green Technologies, Inc. ("AGT"), an IT managed services provider, utilizing the latest, cost-effective technological solutions. Since 2007, Mr. Movassaghi has served as President and Chief Executive Officer of Delarman, Inc., an investment company with a focus on investing in security and data services companies.  Mr. Movassaghi is the inventor of the proprietary MyComputerKey technology.  Mr. Movassaghi received his B.S. in Electrical Engineering from California State University, Fresno.

Mr. Ira D. Lebovic, Director.   Mr. Lobovic has been a director since May 22, 2012, the closing date of the merger with Cloud Star Corporation, a privately held Nevada corporation.   Mr. Lebovic is currently the principal of The Lebovic Law Firm, a position he has held since April 2008.  The Lebovic Law Firm represents real estate developers, property owners, homebuilders, community associations and related entities. Since 2001, Mr. Lebovic has also served as counsel to Makar Properties, a privately held real estate company.  From 1995-2009, Mr. Lebovic served as general counsel for Capital Pacific Holdings, Inc., formerly known as J.M. Peters Company, Inc.  Mr. Lebovic is a graduate of Duke University and the Duke University School of Law.

Walter Grieves/Director.   Mr. Grieves has served as a director since May 22, 2012, the closing date of the merger with Cloud Star Corporation, a privately held Nevada corporation.  Since January 2009, Mr. Grieves has served as president of Leeward Ventures, a private equity fund.  In addition, since December 2011, Mr. Grieves has provided business development services for Real Office Centers (ROC) a collaborative workspace for companies in Santa Monica and Orange County.   Mr. Grieves has previously worked in a variety of positions in the finance sector and corporate sector including investor relations, institutional sales and corporate restructurings and recapitalizations.

(b) Family Relationships.

None.

(c) Involvement in Certain Legal Proceedings.

Our directors, executive officers and control persons have not been involved in any of the following events during the past ten years and which is material to an evaluation of the ability or the integrity of our directors or executive officers:

1.	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

3.
being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

4.
being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.	any judicial or administrative proceedings resulting from involvement in mail or wire fraud or fraud in connection with any business entity;

6.	Any judicial or administrative proceedings based on violations of federal or state securities, commodities, banking or insurance laws and regulations, or any settlement to such actions; and

7.	Any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organization.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our executive officers and directors, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based upon a review of the copies of such forms furnished to us and written representations from our executive officers and directors, we believe that as of the date of this report (i) Safa Movassaghi and Walter Grieves are current in their 16(a) reports (although Mr. Movassaghi failed to timely report his Form 3 holdings and his Form 5 Annual Statement and Mr. Grieves failed to timely report his Form 3 holdings, his Form 4 transactions and his Form 5 Annual Statment) and (ii) Ira Lebovic was not current in his 16(a) reports.

Board of Directors

Our board of directors currently consists of three members. Our directors serve one-year terms.

Audit Committee

The company does not presently have an Audit Committee. No qualified financial expert has been hired because the company is too small to afford such expense.

Committees and Procedures

1.
The registrant has no standing audit, nominating and compensation committees of the Board of Directors, or committees performing similar functions. The Board acts itself in lieu of committees due to its small size.

2.
The view of the board of directors is that it is appropriate for the registrant not to have such a committee because its directors participate in the consideration of director nominees and the board and the company are so small.

3.
The members of the Board who acts as nominating committee is not independent, pursuant to the definition of independence of a national securities exchange registered pursuant to section 6(a) of the Act (15 U.S.C. 78f(a).

4.
The nominating committee has no policy with regard to the consideration of any director candidates recommended by security holders, but the committee will consider director candidates recommended by security holders.

5.	The basis for the view of the board of directors that it is appropriate for the registrant not to have such a policy is that there is no need to adopt a policy for a small company.

6.	The nominating committee will consider candidates recommended by security holders, and by security holders in submitting such recommendations.

7.
There are no specific, minimum qualifications that the nominating committee believes must be met by a nominee recommended by security holders except to find anyone willing to serve with a clean background.

8.
The nominating committee's process for identifying and evaluation of nominees for director, including nominees recommended by security holders, is to find qualified persons willing to serve with a clean backgrounds. There are no differences in the manner in which the nominating committee evaluates nominees for director based on whether the nominee is recommended by a security holder, or found by the board.

Code of Ethics

We have not adopted a Code of Ethics for the Board and any salaried employees.

Limitation of Liability of Directors

Pursuant to the Nevada General Corporation Law, our Articles of Incorporation exclude personal liability for our Directors for monetary damages based upon any violation of their fiduciary duties as Directors, except as to liability for any breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or any transaction from which a Director receives an improper personal benefit. This exclusion of liability does not limit any right which a Director may have to be indemnified and does not affect any Director's liability under federal or applicable state securities laws. We have agreed to indemnify our directors against expenses, judgments, and amounts paid in settlement in connection with any claim against a Director if he acted in good faith and in a manner he believed to be in our best interests.

Nevada Anti-Takeover Law and Charter and By-law Provisions

The anti-takeover provisions of Sections 78.411 through 78.445 of the Nevada Corporation Law apply to us. Section 78.438 of the Nevada law prohibits the Company from merging with or selling more than 5% of our assets or stock to any shareholder who owns or owned more than 10% of any stock or any entity related to a 10% shareholder for three years after the date on which the shareholder acquired our shares, unless the transaction is approved by our Board of Directors. The provisions also prohibit the Company from completing any of the transactions described in the preceding sentence with a 10% shareholder who has held the shares more than three years and its related entities unless the transaction is approved by our Board of Directors or a majority of our shares, other than shares owned by that 10% shareholder or any related entity. These provisions could delay, defer or prevent a change in control

Director Independence

Our board of directors has determined that currently Ira D. Lebovic qualifies as “independent” as the term is used in Item 407 of Regulation S-B as promulgated by the SEC and in the listing standards of The Nasdaq Stock Market, Inc. - Marketplace Rule 4200.

ITEM 11.  EXECUTIVE COMPENSATION

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officer during the years ended February 28, 2014 and 2013 in all capacities for the accounts of our named executive officers:

Summary Compensation Table
					Stock	Option	All Other
Name and Position	Year	Salary		Bonus	Awards ($)	Awards ($)	Compensation	Total ($)
Safa Movassaghi	2014	$90,000	(1)	--	--	$--	--	$90,000
President, Chief Executive Officer And Secretary	2013	$14,500	(2)	--	--	$--	--	$14,500

Scott Gerardi	2014	$--	(3)	-	--	$--	--	$--
Chief Compliance Officer (until December 3, 2013)	2013	$--	(3)	--	--	$--	--	$--

(1)	$12,500 of which was accrued and unpaid at February 28, 2014
(2)
Other than as set forth above, Mr. Movassaghi waived all compensation due him in fiscal 2013.  Mr. Movassaghi’s salary is $7,500 per month until funding of $400,000 is received at which time it will increase to $15,000 per month.

(2)	Mr. Gerardi waived all compensation due him in 2013. Per his employment agreement, Mr. Gerardi was to be paid $4,000 per month. His employment agreement terminated on May 23, 2013 and was not renewed

Grants of Plan-Based Awards

We did not grant any plan based awards to executive officers in the year ended February 28, 2014.

Outstanding Equity Awards at Fiscal Year-End

None.

Option Exercises and Stock Vested

None.

Employment Agreements

We do not have any current employment agreements with our named executive officers.

Potential Payments upon Termination

None.

Compensation of Directors

No compensation was paid to any director (other than compensation set forth under Executive Compensation) for services rendered during the fiscal years ended February 28, 2014.

All directors receive reimbursement for reasonable out-of-pocket expenses in attending Board of Directors meetings and for promoting our business.

From time to time we may engage certain members of the Board of Directors to perform services on our behalf.  In such cases, we compensate the members for their services at rates no more favorable than could be obtained from unaffiliated parties.

ITEM 12.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of June 12, 2014 by the following persons:

•	each person who is known to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock;

•	each of our directors and executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC.  The number of shares and the percentage beneficially owned by each individual listed above include shares that are subject to options held by that individual that are immediately exercisable or exercisable within 60 days from June 12, 2014, and the number of shares and the percentage beneficially owned by all officers and directors as a group includes shares subject to options held by all officers and directors as a group that are immediately exercisable or exercisable within 60 days from June 12, 2014.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned		Percentage of Outstanding Shares of Common Stock (2)

Safa Movassaghi /Chairman/CEO	60,000,000		59.6%
Ira D. Lebovic/Director (3)	200,000		*
Walter Grieves/Director(4)	4,098,710	(4)	4.1 (4)

All Directors and Officers as a Group	64,298,710		63.9%

* Less than 1%

(1)	Unless otherwise stated, the address is 4590 MacArthur Blvd. Suite 500 Newport Beach, CA 92660.

(2)	Percent of Class is based on 100,670,586 shares issued and outstanding.

(3)	The address is, 4100 MacArthur Blvd., Suite 315, Newport Beach, CA 92660

(4)
Walter Grieves, P.O. Box 4906, Mission Viejo, CA, indirectly controls 4,098,710 shares through Leeward Ventures. Mr. Grieves is the control person of Leeward Ventures, a Nevada corporation. Leeward Ventures has invested $409,871 under a subscription receivable agreement to purchase 5,000,000 shares from an existing shareholder at a price of $0.10 per share.  To date, Leeward has invested a total of $409,871.

We are not aware of any arrangements that may result in "changes in control" as that term is defined by the provisions of Item 403(c) of Regulation S-B.

Securities Authorized for Issuance Under Equity Compensation Plans.  The following provides information concerning compensation plans under which our equity securities are authorized for issuance as of February 28, 2014:

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of Securities Remaining Available for future issuance under equity compensation plans (excluding Securities reflected in column (a))
Equity compensation plans approved by security holders	--	--	--
Equity compensation plans not approved by security holders (1)	--	$--	15,000,000
Total	--	$--	15,000,000

(1)
2014 Stock Incentive Plan. On January 27, 2014, our board of directors adopted the 2014 Stock Incentive Plan. The purpose of our 2014 Stock Incentive Plan is to advance the best interests of the company by providing those persons who have a substantial responsibility for our management and growth with additional incentive and by increasing their proprietary interest in the success of the Company, thereby encouraging them to maintain their relationships with us. Further, the availability and offering of stock options and common stock under the plan supports and increases our ability to attract and retain individuals of exceptional talent upon whom, in large measure, the sustained progress, growth and profitability which we depend. The total number of shares available for the grant of either stock options or compensation stock under the plan is 15,000,000 shares, subject to adjustment.  Our board of directors administers our plan and has full power to grant stock options and common stock, construe and interpret the plan, establish rules and regulations and perform all other acts, including the delegation of administrative responsibilities, it believes reasonable an proper. Any decision made, or action taken, by our board of directors arising out of or in connection with the interpretation and administration of the plan is final and conclusive.  The board of directors, in its absolute discretion, may award common stock to employees of, consultants to, and directors of the company, and such other persons as the board of directors or compensation committee may select, and permit holders of common stock options to exercise such options prior to full vesting therein and hold the common stock issued upon exercise of the option as common stock. Stock options may also be granted by our board of directors or compensation committee to non-employee directors of the company or other persons who are performing or who have been engaged to perform services of special importance to the management, operation or development of the company.  In the event that our outstanding common stock is changed into or exchanged for a different number or kind of shares or other securities of the company by reason of merger, consolidation, other reorganization, recapitalization, combination of shares, stock split-up or stock dividend, prompt, proportionate, equitable, lawful and adequate adjustment shall be made of the aggregate number and kind of shares subject to stock options which may be granted under the plan.  Our board of directors may at any time, and from time to time, suspend or terminate the plan in whole or in part or amend it from time to time in such respects as our board of directors may deem appropriate and in our best interest. The maximum aggregate number of shares of common stock that may be issued and sold under all awards granted under the plan is 15,000,000 shares, and as of February 28, 2014, we have not issued shares under the plan.  Since March 1, 2014, we have issued 812,500 shares under the Plan

ITEM 13.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Voting Trust

In May 2012, Safa Movassaghi and Walter Grieves entered into a Voting Trust.  The Voting Trust was designed to safe-guard the continuity and stability of policy and management and for the benefit and protection of the present and future holders of Common Stock, in order to protect the investors’ money and inventor’s intellectual property. The Voting Trust terminates one year from the corporate name change of Accend Media to Cloud Star Corporation. Safa Movassaghi and Walter Grieves are Co-Trustees. The Co-Trustees shall vote to take such part or action in respect to the management of the Company's affairs as the Co-Trustees may deem necessary, including, but not limited to election of directors, appointment of officers, capitalization structure. If for any reason the Co-Trustees cannot agree on the management, board of directors, policy, capitalization structure of the company, business operations, business focus, such disagreement will have no effect on the then existing business operations, current management, current policies in place and capital structure of the Company. If there are any disagreements between the Co-Trustees, everything pre-existing in the Company remains status quo. Corporate changes can only be made on the joint agreement between the Co-Trustees.

The Voting Trust terminated on May 23, 2013.

Related-Party Convertible Notes Payable; Contributed Capital and Advances

The Company received advances from, and had expenses paid on its behalf by, Leeward Ventures, a Company controlled by Walter Grieves, a director of the Company. A convertible note was initially established which provided for interest at 1%, per annum, and a conversion feature into shares of issued common stock at a rate of $0.10 per share.  The note was due on or about August 9, 2012, but the convertibility into new shares of the Company ceased on May 22, 2012 upon the close of the merger discussed above.  After the merger, $125,000 along with accrued interest of $596 was cancelled through transfer of our shares by an existing shareholder at $0.10 per share or 1,255,960 shares, and thus no new shares were issued of the Company.  As a result, $125,596 was recorded as contributed capital. Also see Note 5 to our financial statements for discussion of additional advances made by this related party as contributed capital.

During the years ended February 28, 2013 and 2014, Leeward Ventures contributed $136,775 and $147,500, respectively, to us for 1,367,750 and 1,475,000 shares, respectively at $0.10 per share under a $500,000 subscription agreement to purchase 5,000,000 shares from an existing shareholder. As a result, no new shares were issued by the Company. As a result, the subscriptions have been recorded as contributed capital in the accompanying financial statements.

Under the agreement, $90,129 is remaining to be funded. If such funds are not provided, 901,290 shares will be returned to us.

During the year ended February 28, 2014, Leeward Ventures, a company controlled by a director advanced $52,500 to the Company to fund operations and  the Company repaid $1,500 of prior advances. As such, as of February 28, 2014, $51,000 has been recorded as a related party advances due on demand. The advances do not incur interest.

Since March 1, 2014,   Leeward Ventures, a company controlled by a director advanced $10,500 to the Company to fund operations.  The advances do not incur interest and are payable upon demand.

Operating Lease

On November 26, 2012, the Company entered into an operating lease with a company controlled by a relative of a Company Director for its corporate office on a month to month basis.  The rent under this lease is currently $125 per month.  There is a $175 deposit with the related party recorded on the accompanying balance sheet due to prepayment of rents.

Other Activities

The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

Outsource Software Development

During the year ended February 29, 2012, the Company entered into an arrangement with Cloud Star (prior to the merger) to outsource software development to a third party for $25,000. In connection therewith, the Company received $21,000 from Cloud Star, and it paid a third-party vendor $10,000 in connection with the transaction. In addition, Cloud Star paid an additional $10,000 directly to the vendor. As a result of this arrangement while contemplating a merger transaction, we determined this transaction was not arms-length and not in the normal course of the business of the Company and reported the net result as other income in the accompanying statement of operations. The amount remaining under the arrangement is $4,000 to be paid to the third-party vendor when services are completed.

Promoters

Our officer and director, Mr. Safa Movassaghi and our former officer and director Mr. Scott Gerardi can be considered promoters of the merged companies in consideration of their participation and managing of the business of the company.

Except as otherwise indicated herein, there have been no related party transactions, or any other transactions or relationships required to be disclosed pursuant to Item 404 and Item 407(a) of Regulation S-K.

Director Independence

For our description of director independence, see “Director Independence” under the section entitled “Directors, Executive Officers, Promoters, Control Persons and Corporate Governance; Compliance with Section 16(a) of the Exchange Act” above.

ITEM 14.  PRINCIPAL ACCOUNTING FEES AND SERVICES

Appointment of Auditors

dbbmckennon audited our financial statements for the fiscal years ended February 28, 2014 and 2013.

Audit Fees

dbbmckennon  billed us $17,000 in fees for the audit of our financial statements for the year ended February 28, 2014 and $17,000 in fees for the audit of our financial statements for the year ended February 28, 2013.  dbbmckennon billed us $16,000 for the reviews of our quarterly financial statements for the fiscal 2014 and $15,000 for the reviews of our quarterly financial statements in fiscal 2013.

Audit Related Fees

There were $2,200 fees for audit related services for the year ended February 28, 2014 in connection with proposed acquisitions. There were no fees for audit related services for the year ended February 28, 2013.

Tax Fees

We have not yet incurred tax fees for the year ended February 28, 2014, but we incurred $3,000 in tax fees for the year ended February 28, 2013.  We are delinquent in filing several tax returns since 2010.  We expect to incur $5,000 to $7,000 to prepare the tax returns in fiscal 2015.

All Other Fees

We incurred $1,500 in fees related to the review of our S-8 registration statement in the year ended February 28, 2014. We did not incur any other fees (other than stated above) for the year ended February 28, 2013.

Pre-Approval Policies and Procedures

We have implemented pre-approval policies and procedures related to the provision of audit and non-audit services.  Under these procedures, our board of directors pre-approves all services to be provided by dbbmckennon and the estimated fees related to these services.

All audit, audit related, and tax services were pre-approved by our board of directors, which concluded that the provision of such services dbbmckennon was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.  Our pre-approval policies and procedures provide for the board of directors’ pre-approval of specifically described audit, audit-related, and tax services on an annual basis, but individual engagements anticipated to exceed pre-established thresholds must be separately approved.  The policies and procedures also require specific approval by our board of directors if total fees for audit-related and tax services would exceed total fees for audit services in any fiscal year.  The policies and procedures authorize the audit committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

PART IV

ITEM 15.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES

(a)	We have filed the following documents as part of this Annual Report on Form 10-K:

1.  Financial Statements

Report of Independent Registered Public Accounting Firm
Financial Statements:
Balance Sheets
Statements of Operations
Statements of Stockholders’ Deficit
Statements of Cash Flows
Notes to Financial Statements

2.	Financial Statement Schedules: None

3.	Exhibits: See the Exhibit index below

Exhibit No.	Description

2.1	Acquisition Agreement and Plan of Merger dated May 7, 2012, incorporated by reference to our Current Report on Form 8-K dated May 22, 2012.
3.1	Articles of Incorporation of Accend Media. (now known as Cloud Security Corp), incorporated by reference to our Registration Statement on Form S-1 filed on April 29, 2011
3.2	Bylaws, ), incorporated by reference to our Registration Statement on Form S-1 filed on April 29, 2011
3.3	Articles of Amendment to Articles of Incorporation, incorporated by reference to our Current Report on Form 8-K dated May 22, 2012..
3.4	Articles of Merger incorporated by reference to our Current Report on Form 8-K dated May 22, 2012.
3.5	Articles of Merger, incorporated by reference to our Current Report on Form 8-K dated May 28, 2013.
10.1	Employment Agreement for Scott Gerardi, incorporated by reference to our Current Report on Form 8-K dated May 22, 2012.
10.2	Share Lock-Up Agreement with Safa Movassaghi, incorporated by reference to our Current Report on Form 8-K dated May 22, 2012.
10.3	Share Lock-Up Agreement with Scott Gerardi, incorporated by reference to our Current Report on Form 8-K dated May 22, 2012.
10.4	Share Lock-Up Agreement with Ira Lebovic, incorporated by reference to our Current Report on Form 8-K dated May 22, 2012.
10.5	Voting Trust Agreement, incorporated by reference to our Current Report on Form 8-K dated May 22, 2012.
10.6	Contract CTA Agreement with Wee Kai Ng, incorporated by reference to our Annual Report on Form 10-K for the year ended February 28, 2013.
10.7	Joint Venture Agreement, incorporated by reference to our Annual Report on Form 10-K for the year ended February 28, 2013.
10.8	Transfer Agreement dated December 3, 2013 between Cloud Security Corp. and App Ventures, Ltd., incorporated by reference to our Quarterly Report on Form 10-Q for the period ended November 30, 2013.
10.9	Distribution Agreement dated December 3, 2013 between Cloud Security Corp. and App Ventures, Ltd., incorporated by reference to our Current Report on Form 8-K filed on June 13, 2014.
10.10	Consulting Agreement dated December 3, 2013 between Cloud Security Corp. and Kerry Sing, incorporated by reference to our Quarterly Report on Form 10-Q for the period ended November 30, 2013.
10.11	2014 Stock Incentive Plan, incorporated by reference to our Registration Statement on Form S-8 filed on February 20, 2014.
23.1	Consent of dbb McKennon (1)
31.1	Rule 13a-14(a)/ 15d-14(a) Certification of Chief Executive Officer and Chief Financial Officer (1)
32.1	Section 1350 Certification of Chief Executive Officer and Chief Financial Officer (1)
99.1	Resignation of Director, incorporated by reference to our Quarterly Report on Form 10-Q for the period ended November 30, 2013.

(1)	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 13, 2014	/s/ Safa Movassaghi
Name: Safa Movassaghi
Title: Chief Executive Officer, President, Secretary, Director, Principal Executive, Financial, and Accounting Officer

In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Name	Title	Date

/s/ Safa Movassaghi	President, Chief Executive Officer,	June 13, 2014
Safa Movassaghi	(Principal Executive and Secretary and director Principal Financial and Accounting Officer)

/s/ Walter Grieves	Director	June 13, 2014
Walter Grieves

 Exhibit B

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 10-Q

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended August 31, 2014

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from _________________ to _________________

Commission File No.: 000-54440

CLOUD SECURITY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	27-4479356
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4590 MacArthur Blvd, Suite 500 Newport Beach, CA 92660
(Address of principal executive offices)

Issuer’s telephone number: (866) 250-2999

(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒   No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☒   No ☐

Indicate by check mark whether the registrant is a large accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☐	Smaller reporting company	☒
(Do not check if a smaller reporting company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐   No ☒

As of August 31, 2014, 101,670,586 shares of our common stock were outstanding.

CLOUD SECURITY CORPORATION

FORM 10-Q

August 31, 2014

2

PART I –FINANCIAL INFORMATION

Item I. Financial Statements.

CLOUD SECURITY CORPORATION

BALANCE SHEETS

	August 31, 2014	February 28, 2014
	(Unaudited)	(Audited)
Current assets:
Cash	$68	$22
Deposit	175	175
TOTAL ASSETS	$243	$197

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable	$46,661	$78,916
Accrued payroll and related payroll taxes	73,650	20,650
Related party advances	63,200	51,000
Total liabilities	183,511	150,566

Commitments and contingencies

Stockholders' deficit:
Preferred stock, $0.001 par value, 10,000,000 shares authorized; none issued and outstanding at August 31, 2014 and February 28, 2014, respectively	-	-
Common stock, $0.001 par value, 190,000,000 shares authorized; 103,295,586 and 101,483,086 issued; 101,670,586 and 99,858,086 shares outstanding at August 31, 2014 and February 28, 2014, respectively	101,671	99,858
Additional paid-in capital	1,252,890	1,171,453
Accumulated deficit	(1,537,829)	(1,421,680)
Total stockholders' deficit	(183,268)	(150,369)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$243	$197

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CLOUD SECURITY CORPORATION

STATEMENTS OF OPERATIONS

(unaudited)

	For the Three Months Ended August 31, 2014	For the Three Months Ended August 31, 2013	For the Six Months Ended August 31, 2014	For the Six Months Ended August 31, 2013
Revenue	$-	$-	$-	$-

Research and development	-	53,750	-	237,604
General and administrative	75,488	95,033	116,149	182,058

Loss before provision for income taxes	(75,488)	(148,783)	(116,149	(419,662

Provision for income taxes	-	818	-	818

Net loss	(75,488)	(149,601)	$(116,149	$(420,480

Weighted average shares basic and diluted	101,192,325	97,342,663	100,856,388	97,333,832
Weighted average basic and diluted loss per common share	$(0.00)	$(0.00)	$(0.00	$(0.00

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CLOUD SECURITY CORPORATION

STATEMENTS OF CASH FLOWS

(unaudited)

	For the Six Months Ended	For the Six Months Ended
	August 31, 2014	August 31, 2013
Cash flows from operating activities:
Net loss	$(116,149)	$(420,480)
Adjustments to reconcile net loss to net cash used in operating activities:
Contributed services	-	13,200
Stock compensation	34,500	189,750
Changes in operating assets and liabilities:
Accounts payable	16,495	22,438
Accrued liabilities	53,000	(3,000)
Net cash used in operating activities	(12,154)	(198,092)

Cash flows from financing activities:
Proceeds from contribution agreement	-	129,500
Proceeds from related party advances	12,200	-
Net cash provided by financing activities	12,200	129,500

Net change in cash	46	(68,592)
Cash, beginning of period	22	87,281
Cash, end of period	$68	$18,689

Supplemental disclosures of cash flow information
Cash paid during the period for:
Interest	$-	$-
Taxes	$-	$-

Non-cash investing and financing activities:
Contributed services	$48,750	$13,200

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CLOUD SECURITY CORPORATION

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Business

Cloud Security Corporation, formerly Accend Media, (the “Company”) was incorporated in the State of Nevada on December 20, 2010. On May 22, 2012, the Company merged with Cloud Star Corporation (“Cloud Star”), a privately held Nevada corporation incorporated on October 17, 2011 headquartered in California. Cloud Star’s Chief Executive Officer assigned its rights and interests in technology named “The VirtualKey Desktop Solution” (the “MyComputerKey”) and additional cloud security technology products which were transferred to the Company in connection with the merger. Following the merger, the Company conducts the business of Cloud Star and changed its name from “Accend Media” to “Cloud Star Corporation”. On May 28, 2013, the Company changed its corporate name to “Cloud Security Corporation”. The Merger was accounted for as a reverse acquisition with Cloud Star being treated as the acquirer for accounting purposes. Accordingly, for all periods presented herein, the financial statements of Cloud Star have been adopted as the historical financial statements of the Company known as a change in reporting entity. Accordingly, Cloud Star’s October 17, 2011 formation date is considered the date of “Inception” in the financial statements.

The Company’s principal business has been the software development of the MyComputerKey. The Company is currently developing the software infrastructure and interface for MyComputerKey, Phase 1 (version 3) of MyComputerKey and additional cloud computing security applications.

The MyComputerKey provides a simple and secure platform for enterprise customers and government agencies of all sizes to access their desktop infrastructure through the internet often referred to as the “cloud”. The product offers a person access to their desktop from any location, at any time, with no configuration requirements and no administration effort. A user inserts the MyComputerKey into a personal computer or “PC” or Mac USB port to gain instant access directly to their desktop that is familiar and pre-configured to their business needs. The user’s own desktop image with a standardized operating system, business and productivity applications, and related security safeguards is available from any corporate or remote site. The Company is also focusing on integrating security software features to its existing product, as well as other features in an effort to expand its product offerings. The Company recently filed another patent related to cloud computing security and intends to continue expanding it’s this cloud computing security product line in addition to other types of internet security.

Merger

As discussed above, on May 22, 2012, Cloud Star merged into Accend Media. This merger did not involve the issuance of any new shares by Accend Media, as the former control shareholder, Scott Gerardi of Accend Media exchanged the majority of his shares in exchange for an employment agreement. Prior to the merger, Accend Media effectuated a five-for-one forward stock split on May 7, 2012. Following the merger, the Company changed its name from Accend Media to Cloud Star Corporation. Prior to this period, Accend Media generated limited revenues from internet lead generation and marketing landing pages. Subsequent to the merger, Accend Media discontinued its business plan.

On March 1, 2013, the Company entered into a joint venture agreement/development and collaboration agreement (“JV Agreement”) with App Ventures LTD (“App Ventures”), a Hong Kong Private Limited Liability Company, to jointly develop and market a software product for the field of mobile security until the project is completed. Cloud Security is in the business of developing and marketing information technology services and software including solutions for secured remote access to computers and web application security and mobile security solutions. App Ventures is in the business of developing and marketing software solutions for web application security and mobile security. The JV Agreement, which was later terminated as discussed below, provided for sharing revenues generated based on a determination of the value of the combined technology, whereby the Company would derive 25% to 75% of the benefit, by a select committee.

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On December 3, 2013, the Company entered into a transfer agreement with App Ventures whereby App Ventures agreed to transfer all of its right, title and interest in and to that certain patent application (U.S. Serial Number 61/832.534) titled “System and Methods for One-Time Password Generation on a Mobile Computing Device” for process and methods for one-time password generation on mobile computing devices (the “Patent’). The JV Agreement terminated upon closing of the transfer agreement effective February 28, 2014.

On December 3, 2013, the Company entered into a distribution agreement with App Ventures pursuant to which App Ventures granted us the exclusive right to distribute, market, sell and promote all its sensor technology products with a secure communication framework that detects web-based attached on web apps and websites under the“App Fence” and AppSecure” brand name. See Note 5—Stockholders’ Equity—Common Stock Transactions, for further discussion.

The Company completed Phase 1 (Version 3) of the MyComputerKey product in the year ended February 28, 2014 and are continuing its beta test for such product. Additional capital is required in order to acquire the source code developed by the third party developers retained to complete the project. Management is currently in negotiations with these developers to resolve and restructure the original contract.

Note 2 – Summary of Significant Accounting Policies

Basis of Presentation

The accompanying unaudited interim financial statements have been prepared by the Company pursuant to the rules and regulations of the United States Securities Exchange Commission. Certain information and disclosures normally included in the annual financial statements prepared in accordance with the accounting principles generally accepted in the Unites States of America have been condensed or omitted pursuant to such rules and regulations. In the opinion of management, all adjustments and disclosures necessary for a fair presentation of these financial statements have been included. Such adjustments consist of normal recurring adjustments. These interim financial statements should be read in conjunction with the historical financial statements and related notes thereto of the Company filed with the Securities and Exchange Commission including our Annual Report on Form 10-K for the fiscal year ended February 28, 2014. The results of operations for the six months ended August 31, 2014 are not necessarily indicative of the results that may be expected for the full year.

Going Concern Considerations and Management’s Plans

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplate continuation of the Company as a going concern. The Company has no revenues, has incurred net losses and has an accumulated deficit of $1,537,829 as of August 31, 2014. The Company currently has limited liquidity and limited access to capital. These factors raise substantial doubt about our ability to continue as a going concern. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

Management anticipates the Company will be dependent, for the foreseeable future, on additional capital to fund further development of our infrastructure and to fund operations until such time we have sufficient revenues to meet our cost structure. Additional capital is required in order to acquire source code developed by consultants retained to complete the project and to ultimately launch its anticipated products in the marketplace. In light of management’s efforts, there are no assurances that the Company will be successful in obtaining sufficient capital to continue as a going concern.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

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Risks and Uncertainties

We have a limited operating history and have not commenced planned principal operations.

Our business and operations are sensitive to general business and economic conditions in the U.S. and worldwide. These conditions include short-term and long-term interest rates, inflation, fluctuations in debt and equity capital markets and the general condition of the U.S. and world economy. A host of factors beyond our control could cause fluctuations in these conditions, including the political environment and acts or threats of war or terrorism. Adverse developments in these general business and economic conditions, including through recession, downturn or otherwise, could have a material adverse effect on our financial condition and our results of operations.

We currently have no sales, marketing or distribution capabilities. Therefore, to commercialize its products, we expect to collaborate with third parties to perform these functions. We have no experience in developing, training or managing a sales force and will incur substantial additional expenses if it decides to market any of its future products directly. Developing a marketing and sales force is also time consuming and could delay launch of our future products. In addition, we will compete with many companies that currently have extensive and well-funded marketing and sales operations. Our marketing and sales efforts may be unable to compete successfully against these companies. While the product has been beta tested by three companies in the business-to-business market; the mass consumer market, including direct and indirect channels has not been tested.

We do not own any manufacturing facilities and we intend to contract out its manufacturing needs. Accordingly, if any of its proposed products become available for widespread sale, we may not be able to arrange for the manufacture of such product in sufficient quantities at an acceptable cost, or at all, which could materially adversely affect its future prospects.

Our industry is characterized by rapid changes in technology and customer demands. As a result, our products may quickly become obsolete and unmarketable. Our future success will depend on its ability to adapt to technological advances, anticipate customer demands, develop new products and enhance our current products on a timely and cost-effective basis. Further, our products must remain competitive with those of other companies with substantially greater resources. We may experience technical or other difficulties that could delay or prevent the development, introduction or marketing of new products or enhanced versions of existing products. Also, we may not be able to adapt new or enhanced products to emerging industry standards, and our new products may not be favorably received.

Basic Loss per Common Share

Basic loss per share is calculated by dividing the Company’s net loss applicable to common shareholders by the weighted average number of common shares during the period. Diluted earnings per share is calculated by dividing the Company’s net loss available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted for any potentially dilutive debt or equity. As of August 31, 2014 and August 31, 2013, the Company had no shares of potentially dilutive shares that have been excluded from the diluted loss per share computations as they would be antidilutive for the periods presented.

New Accounting Pronouncements

In June 2014, the FASB issued ASU 2014-10, Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements. ASU 2014-10 eliminates the distinction of a development stage entity and certain related disclosure requirements, including the elimination of inception-to-date information on the statements of operations, cash flows and stockholders' equity. The amendments in ASU 2014-10 will be effective prospectively for annual reporting periods beginning after December 15, 2014, and interim periods within those annual periods, however early adoption is permitted. The Company adopted ASU 2014-10 during the quarter ended August 31, 2014, thereby no longer presenting or disclosing any information required by Topic 915.

The Company reviewed all recent accounting pronouncements issued by the FASB (including its Emerging Issues Task Force), the AICPA, and the SEC and they did not or are not believed by management to have a material impact on the Company's present or future financial statements.

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Note 3 – Commitments and Contingencies

Operating Lease

On November 26, 2012, the Company entered into an operating lease with a company related to a Director of Cloud Security for its corporate office on a month to month basis for $650 per month. The rent has decreased to $125 per month effective in January 2014. There is a $175 deposit with the related entity recorded on the accompanying balance sheet due to prepayment of rents.

Payroll

The Company has processed compensation to its chief executive officer as an independent contractor under Form 1099 instead of processing it as payroll under Form W-2. The Company intended to start processing its payroll under Form W-2 in the first or second fiscal quarter of 2013; however, such was not processed due to lack of liquidity considerations. The Company does not expect that any fees or penalties incurred as a result will cause significant misreporting of our financial condition and results of operations.

The Company has not filed income tax returns since 2010. We expect to file these income tax returns in the near future. We are subject to the minimum California franchise taxes of $800 per year, plus penalties and interest for 2012 through 2014.

Note 4 – Related Party Advances

During the six months period ended August 31, 2014, Safa Movassaghi, the CEO and Director of the company advanced $200 to the Company to fund operations. Previously, Leeword Ventures, a company controlled by our director, Walter Greeves, has advanced $63,000 to the Company to fund operations. As of August 31, 2014, $63,200 has been recorded as a related party advances due on demand. The advances do not incur interest.

Note 5 – Stockholders’ Deficit

Authorizations and Designations

The Company is authorized to issue 190,000,000 shares of its $0.001 par value common stock and 10,000,000 shares of its $ 0.001 par value preferred stock. As of August 31, 2014 and February 28, 2014, no preferred stock has been issued.

Common Stock Transactions

On March 17, 2014, the Company issued 812,500 shares of common stock valued at $48,750 in consideration of $48,750 in legal services in accounts payable under the Plan discussed below.

On July 14, 2014, the Company issued 1,000,000 shares of common stock valued at $34,500 in consideration of $34,500 in legal services under the Plan discussed below.

Contributed Capital

During the six months ended August 31, 2014 and 2013, Leeward Ventures contributed $0 and $67,500 to the Company for 0 and 675,000 shares, respectively, at $0.10 per share under a $500,000 subscription agreement to purchase 5,000,000 shares from an existing shareholder. As a result, no new shares were or will be issued by the Company. Under the agreement, $90,129 is remaining to be funded. If there is an unfunded amount under the agreement, any shares held related to such will be returned to the Company.

2014 Stock Incentive Plan

On January 27, 2014, the Board of Directors adopted the 2014 Stock Incentive Plan (the “Plan”). The plan provides for the grant, at the discretion of the Compensation Committee of the Board of Directors, of stock awards, of common stock, restricted stock, awards of common stock, or stock options to purchase common stock of the Company, with a maximum of 15,000,000 shares. As of August 31, 2014, 13,187,500 shares are available for issuance under the Plan.

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ITEM 2. MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

CERTAIN STATEMENTS IN THIS QUARTERLY REPORT ON FORM 10-Q (THIS “FORM 10-Q”), CONSTITUTE “FORWARD LOOKING STATEMENTS” WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1934, AS AMENDED, AND THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (COLLECTIVELY, THE “REFORM ACT”). CERTAIN, BUT NOT NECESSARILY ALL, OF SUCH FORWARD-LOOKING STATEMENTS CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS “BELIEVES”, “EXPECTS”, “MAY”, “SHOULD”, OR “ANTICIPATES”, OR THE NEGATIVE THEREOF OR OTHER VARIATIONS THEREON OR COMPARABLE TERMINOLOGY, OR BY DISCUSSIONS OF STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF CLOUD SECURITY CORP. (“THE COMPANY”, “WE”, “US” OR “OUR”) TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. REFERENCES IN THIS FORM 10-Q, UNLESS ANOTHER DATE IS STATED, ARE TO AUGUST 31, 2014

Overview of Current Operations

We were formed by the filing of Articles of Incorporation with the Secretary of State of the State of Nevada on December 20, 2010, originally as Accend Media. On or about May 22, 2012, Accend Media, and Cloud Star Corporation, a privately-held Nevada corporation headquartered in California, entered into an Acquisition Agreement andPlan of Merger. Prior to the merger, Accend Media effectuated a five-for-one forward stock split on May 7, 2012. We changed our corporate name to Cloud Star Corporation upon consummation of the merger on May 23, 2012. On May 28, 2013, we changed our corporate name to Cloud Security Corporation. The Merger was accounted for as a reverse acquisition with Cloud Star being treated as the acquirer for accounting purposes. Accordingly, for all periods presented in this Report, the financial statements of Cloud Star have been adopted as the historical financial statements of the Company known as a change in reporting entity. Accordingly, Cloud Star’s October 17, 2011 formation date is considered the date of “Inception” in the financial statements.

We are a development stage security and information access technology software company that delivers immediate information with ease and secure access to computer desktops and other consumer electronic devices from remote locations.

Our flagship product, MyComputerKeyTM is a proprietary, patent-pending technology that provides a secure multi-factor validation and authentication system for cloud-based infrastructures and protects data accessed from remote locations worldwide. We completed Phase 1 (Version 3) of the MyComputerKey product in the year ended February 28, 2014 and are continuing our beta test for such product. Additional capital is required in order to acquire the source code developed by the third party developers retained to complete the project. Management is currently in negotiations with these developers to resolve and restructure the original contract. Our next phase for this product will be to complete the front-end gui design prior to release. We also intend to develop an APP version of this product for mobile devices (MyMobileKey) and tablets (MyTabletKey).

RESULTS OF OPERATIONS

Three Months Ended

We had no revenues in the three months ended August 31, 2014 or 2013. We incurred research and development expenses of $0 in the three months ended August 31, 2014 as compared to research and development expenses of $53,750 in the three months ended August 31, 2013. Our general and administrative expenses decreased to $75,488 in the three months ended August 31, 2014 compared to $148,783 in the three months ended August 31, 2013.

Six Months Ended

We had no revenues in the six months ended August 31, 2014 or 2013. We incurred research and development expenses of $0 in the six months ended August 31, 2014 as compared to research and development expenses of $237,604 in the six months ended August 31, 2013. Our general and administrative expenses decreased to $116,149 in the six months ended August 31, 2014 compared to $182,058 in the six months ended August 31, 2013.

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Summary of any product research and development that we will perform for the term of our plan of operation.

We will continue development of multiple versions of our MyComputerKey product, including an APP version for mobile phones and tablets.

Expected purchase or sale of plant and significant equipment

We do not anticipate the purchase or sale of any plant or significant equipment; as such items are not required by us at this time.

Significant changes in the number of employees

As of August 31, 2014 we had one employee who also serves as our sole officer and is a director. We are dependent upon our officers and directors for our future business development. As our operations expand we anticipate the need to hire additional employees, consultants and professionals; however, the exact number is not quantifiable at this time.

LIQUIDITY AND CAPITAL RESOURCES

As of August 31, 2014, we had cash and cash equivalents of $243 and a working capital deficit of $183,268 as compared to cash and cash equivalents of $197 and working capital deficit of $150,369 as of February 28, 2014.

We had total liabilities of $183,511 as of August 31, 2014, consisting of current liabilities, which included $46,661 of accounts payable, $73,650 of accrued payroll and $63,200 in related party advances.

We had a total stockholders’ deficit of $183,268 as of August 31, 2014, and an accumulated deficit as of August 31, 2014 of $1,537,829.

We had no cash provided by investing activities for the six months ended August 31, 2014.

We had $12,200 of cash provided by financing activities in the six months ended August 31, 2014, consisting of related party advances.

Since inception, we have processed compensation to our chief executive officer as an independent contractor under Form 1099 instead of processing it as payroll under Form W-2. We intend to start processing our payroll under Form W-2 in the first or second fiscal quarter of 2013. We do not expect that any fees or penalties incurred as a result will cause any meaningful or significant misreporting of our financial condition and results of operations for the year ended February 28, 2014 or going forward.

Additional capital is required in order to acquire the source code developed by the third party developers retained to complete the MyComputerKey project Management is currently in negotiations with these developers to resolve and restructure the original contract.

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Since we have no liquidity and have suffered losses, we depend to a great degree on the ability to attract external financing in order to conduct our business activities and expand our operations. These factors raise substantial doubt about the Company’s ability to continue as a going concern. If we are unable to raise additional capital from conventional sources, including increases in related party and non-related party loans and/or additional sales of stock, we may be forced to curtail or cease our operations. Even if we are able to continue our operations, the failure to obtain financing could have a substantial adverse effect on our business and financial results, including our inability to acquire the source code for Phase 1 (Version 3) of our MyComputerKey product. We have no commitments to provide us with financing in the future, other than described above. Our independent registered public accounting firm included an explanatory paragraph raising substantial doubt about the Company’s ability to continue as a going concern.

Notwithstanding, we anticipate generating losses and therefore may be unable to continue operations in the future. We anticipate that we will require additional capital in order to grow its business by increasing headcount and its budget for 2013-2014. We may use a combination of equity and/or debt instruments to funds its growth strategy or enter into a strategic arrangement with a third party.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results or operations, liquidity, capital expenditures or capital resources that is material to investors.

Critical Accounting Policies and Estimates

Software Development Costs/Research and Development

We expense costs for research and development. When we develop our software, we comply with Accounting Standards Codification (ASC) 985-20 “Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed”, which requires that we expenses costs of development until technological feasibility is achieved. Such is achieved when complete Alpha testing of the product.

Recent Pronouncements

In June 2014, the FASB issued ASU 2014-10, Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements. ASU 2014-10 eliminates the distinction of a development stage entity and certain related disclosure requirements, including the elimination of inception-to-date information on the statements of operations, cash flows and stockholders' equity. The amendments in ASU 2014-10 will be effective prospectively for annual reporting periods beginning after December 15, 2014, and interim periods within those annual periods, however early adoption is permitted. The Company adopted ASU 2014-10 during the quarter ended August 31, 2014, thereby no longer presenting or disclosing any information required by Topic 915.

Off-Balance Sheet Arrangements

None.

ITEM 3 – QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

As a “smaller reporting company” as defined by Item 10 of Regulation S-K, we are not required to provide information required by this item.

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ITEM 4 – CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

Our management, with the participation of our chief executive officer and chief financial officer, evaluated the effectiveness of our disclosure controls and procedures pursuant to Rule 13a-15 under the Securities Exchange Act of 1934, as amended (Exchange Act), as of the end of the period covered by this Quarterly Report on Form 10-Q.

Based on this evaluation, our chief executive officer and chief financial officer concluded that, as of August 31, 2014, our disclosure controls and procedures are designed at a reasonable assurance level and are not effective to provide reasonable assurance that information we are required to disclose in reports that we file or submit under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, and that such information is accumulated and communicated to our management, including our chief executive officer and chief financial officer, as appropriate, to allow timely decisions regarding required disclosure. Our disclosure controls and procedures were not effective because of the "material weaknesses" related to (i) lack of a functioning audit committee due to a lack of a majority of independent members and a lack of a majority of outside directors on our board of directors, resulting in ineffective oversight in the establishment and monitoring of required internal controls and procedures; and (ii) insufficient written policies and procedures for accounting and financial reporting with respect to the requirements and application of US GAAP and SEC disclosure requirements. The Company is continuing to take steps to remediate these weaknesses as described in further detail under "Management Plan to Remediate Material Weaknesses" in the Company’s Annual Report on Form 10-K for the year ended February 28, 2014.

Changes in Internal Control Over Financial Reporting

There were no changes in our internal control over financial reporting that occurred during the quarter ended August 31, 2014 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Limitations on Effectiveness of Controls and Procedures

In designing and evaluating the disclosure controls and procedures, management recognizes that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives. In addition, the design of disclosure controls and procedures must reflect the fact that there are resource constraints and that management is required to apply its judgment in evaluating the benefits of possible controls and procedures relative to their costs.

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PART II: OTHER INFORMATION

ITEM 1 – LEGAL PROCEEDINGS

None.

ITEM 1A – RISK FACTORS

See Risk Factors set forth in Part I, Item 1A of the Company's Annual Report on Form 10-K for the fiscal year ended February 28, 2014.

ITEM 2 – UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS

None.

ITEM 3 – DEFAULT UPON SENIOR SECURITIES

None.

ITEM 4 – MINE SAFETY DISCLOSURES

Not applicable.

ITEM 5 – OTHER INFORMATION

None.

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ITEM 6 – EXHIBITS

Item No.	Description	Method of Filing

31.1	Certification of Safa Movassaghi pursuant to Rule 13a-14(a)	Filed herewith.

32.1	Chief Executive Officer and Chief Financial Officer Certification pursuant o 18 U.S.C. § 1350 adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002	Filed herewith.

101	Interactive data files pursuant to Rule 405 of Regulation S-T	Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLOUD SECURITY CORPORATION

Date: October 20, 2014	/s/ Safa Movassaghi
Safa Movassaghi
President, Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Accounting Officer)

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